UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LSB Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Selected Table of Contents

LSB INDUSTRIES, INC.

PROXY STATEMENT FOR

2026 ANNUAL MEETING OF STOCKHOLDERS

LSB Industries, Inc. Proxy Statement 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Certain statements contained in this proxy statement may be deemed “Forward-Looking Statements” within the meaning of U.S. federal securities laws. All statements in this proxy statement other than statements of historical fact are Forward-Looking Statements that are subject to known and unknown risks, uncertainties and other factors, many of which are difficult to predict or outside of the Company’s control, which could cause actual results and performance of the Company to differ materially from those expressed in, or implied or projected by, such statements. Any such Forward-Looking Statements are not guarantees of future performance. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “could,” and similar expressions identify Forward-Looking Statements. Forward-Looking Statements contained herein include, but are not limited to, the following: our business strategy; trends, opportunities and risks affecting our business, industry and financial results; the outlook of our chemical products and related markets; our ability to successfully leverage our existing business platform and portfolio of assets to produce low carbon products and execute our strategy to become a leader in the energy transition in the chemical industry; the development of the market and demand for low-carbon ammonia; the costs of compliance with environmental laws, health laws, and security regulations; the anticipated cost and timing of our capital projects; changes in domestic fertilizer production; and the outlook for the industrial and agricultural industries.

While we believe the expectations reflected in such Forward-Looking Statements are reasonable, we can give no assurance such expectations will prove to have been correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this proxy statement, including those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026 and in any subsequent filings with the SEC. We caution investors, potential investors, and others not to place considerable reliance on the forward-looking statements contained in this proxy statement. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this proxy statement speak only as of the date of this proxy statement, and we do not undertake any obligation to publicly update or revise our Forward-Looking Statements, even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realized.

Information appearing on https://investors.lsbindustries.com/ is not part of and is not incorporated by reference in this proxy statement.

3 Proxy Statement LSB Industries, Inc.

Notice of Annual Meeting of Stockholders

To Be Held May 21, 2026

LSB INDUSTRIES, INC.

Virtual Meeting Only

Please register at www.proxydocs.com/LXU

To the Stockholders of LSB Industries, Inc.

The 2026 Annual Meeting of the Stockholders (the “Annual Meeting”) of LSB Industries, Inc. (the “Company”) will be held in a virtual only format. You will not be able to attend the Annual Meeting in person. Registration is required online at www.proxydocs.com/LXU. The purpose of the Annual Meeting is the consideration of and voting on the following matters:

(1)
To elect the three nominees identified in the accompanying Proxy Statement to the Board of Directors;
(2)
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2026; and
(3)
To approve, on a non-binding advisory basis, the named executive officer compensation.

BENEFITS OF A VIRTUAL ANNUAL MEETING

The Annual Meeting will be held in a virtual-only meeting format, via live webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.

ATTENDANCE AT THE VIRTUAL ANNUAL MEETING

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 23, 2026, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.

In order to virtually attend the Annual Meeting, you must register at www.proxydocs.com/LXU. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. On the day of the Annual Meeting, May 21, 2026, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 8:30 AM CDT.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials on the internet. This notice and the accompanying proxy statement, proxy card, and 2025 Annual Report were first made available to stockholders on or about April 10, 2026. The

LSB Industries, Inc. Proxy Statement 4

Notice Regarding the Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet, vote online and request a printed copy of these materials.

QUESTIONS AT THE VIRTUAL ANNUAL MEETING

Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting through the online portal. We will respond to appropriate questions submitted by stockholders within five days following the Annual Meeting.

We will review stockholder-submitted questions and all questions will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business, or that contain inappropriate or derogatory references which are not in good taste.

YOUR VOTE IS IMPORTANT

You are urged to vote your shares by promptly marking, signing, dating and returning the proxy card or, in the alternative, by voting your shares electronically either over the Internet or by touch tone telephone. Please see “Questions and Answers – How Do I Cast My Vote?” located on page 8 in the accompanying Proxy Statement for further information and instructions.

HOW TO VOTE:

BY TELEPHONE Call the telephone number on your proxy card
VIA THE INTERNET Visit the website listed on your proxy card
BY MAIL Sign, date and return your proxy card in the enclosed envelope
VIRTUAL Attend the 2026 Annual Meeting of Stockholders via live video webcast

Instructions are also included on the proxy card.

By order of the Board of Directors,

Michael J. Foster
Oklahoma City, Oklahoma	Executive Vice President,
April 10, 2026	Secretary and General Counsel

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2026.

This Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report are available free of charge at www.proxydocs.com/LXU.

5 Proxy Statement LSB Industries, Inc.

LSB INDUSTRIES, INC.

3503 NW 63rd Street, Suite 500

Oklahoma City, Oklahoma 73116

PROXY STATEMENT FOR

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 21, 2026

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the “Board”) of LSB Industries, Inc. (“LSB,” the “Company,” “us,” “our,” or “we”) for proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 21, 2026, at 8:30 AM CDT in virtual-only meeting format via live video webcast and at any postponement or adjournment thereof.

The Notice of the Annual Meeting of Stockholders and related proxy materials are being distributed or made available to stockholders beginning on or about April 10, 2026.

Questions and Answers About the Annual Meeting

What matters are being considered?

You will be voting on each of the following items of business:

(1)
Election of the three nominees identified in this Proxy Statement to our Board;
(2)
Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2026; and
(3)
Advisory and non-binding vote on the compensation of our named executive officers.

The Board recommends a vote “FOR” each of the director nominees in Proposal No. 1 and a vote “FOR” each of Proposal No. 2 and Proposal No. 3.

What is a proxy?

A proxy is your legal appointment of another person to vote the shares that you own in accordance with your instructions. The person you appoint to vote your shares is also called a proxy. On the enclosed proxy card, you will find the names of the persons designated by the Company to act as proxies to vote your shares at the Annual Meeting. The designated proxies are required to vote your shares in the manner you instruct.

Why did I receive a one-page notice in the mail regarding the availability of proxy materials instead of printed proxy materials?

In accordance with rules promulgated by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to selected stockholders by providing access to these documents over the internet. Accordingly, on or about April 10, 2026, we will provide a Notice of Availability of Proxy Materials (the “Notice”) to selected stockholders of record and beneficial owners. These stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.

LSB Industries, Inc. Proxy Statement 6

Will other matters be brought before the Annual Meeting?

The Board does not intend to bring any other matters before the Annual Meeting and does not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. However, if any other matter is properly brought before the Annual Meeting, the accompanying proxy gives discretionary authority to the persons named in the proxy with respect to any other matters that might be brought before the Annual Meeting. Those named persons intend to vote that proxy in accordance with their best judgment on such matter.

Who is entitled to vote at the Annual Meeting?

You or your proxy may vote if you owned voting stock as of the close of business on March 23, 2026, which is the record date for determining who is eligible to vote at the Annual Meeting.

As of the close of business on the record date, we had 71,846,842 shares of common stock and no voting preferred stock issued and outstanding which were eligible to be voted.

Each share of common stock entitles its holder to one vote.

What constitutes a quorum?

In order to conduct the Annual Meeting, we must have a quorum. Holders of record of a majority of the total of all of the outstanding shares of common stock issued and outstanding, and entitled to vote thereat, present in person, or represented by proxy, will constitute a quorum for the Annual Meeting.

If a quorum is not present or represented at the Annual Meeting, the holders of record, present in person or represented by proxy, at the Annual Meeting have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock is present. For the purposes of this virtual Annual Meeting, presence “in person” is satisfied by attending the virtual meeting online by following the instructions included in your Notice.

What vote is required to approve the items under consideration?

•
Directors are elected by the affirmative vote of a majority of votes cast by the holders of shares present or represented by proxy and entitled to vote at the Annual Meeting. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director in order for the director to be elected. Abstentions will not be counted as votes cast for or against a director and broker non-votes will have no effect on the outcome of this director elections.
•
The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of votes cast by the holders of shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted as votes cast for or against this proposal and broker non-votes will have no effect on the outcome of this proposal.
•
The advisory vote on executive compensation requires the affirmative vote of a majority of votes cast by the holders of shares present or represented by proxy and entitled to vote at the Annual Meeting. Because the proposal to approve the compensation paid to named executive officers for the fiscal year ended December 31, 2025 is advisory, it will not be binding on us or the Board. However, our Compensation Committee intends to take into account the outcome of the vote when considering future executive compensation arrangements. Abstentions will not be counted as votes cast for or against this proposal and broker non-votes will have no effect on the outcome of this proposal.

7 Proxy Statement LSB Industries, Inc.

Are abstentions counted?

Abstentions occur when stockholders are present virtually or by proxy at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. If your proxy indicates an abstention from voting on the proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Annual Meeting. If you abstain from voting, you have not cast a vote and the abstention will not be counted in determining the outcome of the proposals.

How do I cast my vote?

Registered Holders. If shares are registered in your name, you may vote those shares at the Annual Meeting or by proxy. If you decide to vote by proxy, you may do so in any one of the following ways.

By Telephone. After reading the proxy materials, you may call the toll-free number (866) 286 - 3181, using a touch-tone telephone. You will be prompted to enter your Control Number, which you can find on your Notice, proxy card or voting instruction form, as applicable. This number will identify you and the Company. You can then follow the simple instructions that will be given to you to record your vote.

Via the Internet. After reading the proxy materials, you may use a computer to access the website www.proxydocs.com/LXU. You will be prompted to enter your Control Number, which you can find on your Notice, proxy card or voting instruction form, as applicable. This number will identify you and the Company. You can then follow the simple instructions that will be given to you to record your vote.

By Mail. After reading the proxy materials, you may vote your shares by marking, signing, dating and returning your proxy card in the envelope provided. To best ensure timely receipt of your proxy, you are encouraged to mail your proxy card for arrival by May 20, 2026.

Virtually. After reading the proxy materials, you may vote your shares by attending the 2026 Annual Meeting of Stockholders via live video webcast. You can then follow the simple instructions that will be given to you to record your vote.

The internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

Whether you choose to vote by telephone, over the internet or by mail, you can specify whether your shares should be voted “for,” “against” or “abstain” for each of the director nominees. You can also specify whether you want to vote “for” or “against” or “abstain” from voting on:

•
The ratification of the appointment of the independent auditors; and
•
The advisory vote to approve the compensation of the Company’s named executive officers.

Beneficial Owner. If your stock is held in your brokerage account, also known as “street name,” you should instruct your broker how your shares should be voted. If you fail to give your broker instructions, in some cases but not others the broker may submit a “broker non-vote,” which is explained below.

If you are a beneficial owner whose shares are held of record directly in your name by a broker, you will receive instructions from the broker describing how to direct the voting of or vote your shares. If you do not instruct your broker how to vote your shares, it may vote your shares as it decides with respect to any matter for which it has discretionary authority under the rules of the New York Stock Exchange (“NYSE”).

There are also non-routine matters for which your broker does not have discretionary authority to vote unless it receives timely instructions from you. A “broker non-vote” results when a broker does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker should vote your shares and the broker indicates it does not have authority to vote such shares on its proxy. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they will

LSB Industries, Inc. Proxy Statement 8

be treated as shares not entitled to vote on the proposal. Under the current NYSE rules, we believe Proposal No. 2 (ratification of the appointment of the independent registered public accounting firm) is a routine matter. Accordingly, if your broker holds shares that you own in street name, the broker may vote your shares on Proposal No. 2 even if the broker does not receive instructions from you. Proposal No. 1 and Proposal No. 3 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions.

If your shares are held in street name and you do not give voting instructions, the broker will only be entitled to vote your shares in its discretion with respect to the proposed ratification of the appointment of our independent registered public accounting firm. Without voting instructions from you, the record holder will not be permitted to vote your shares with respect to the election of directors or the advisory vote on executive compensation. Your shares would therefore be considered broker non-votes with respect to these proposals and would have no effect on the outcome of the proposal. Accordingly, it is important for you to instruct your broker how you wish to vote your shares.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Annual Meeting, which will be at 8:30 AM CDT on May 21, 2026. If you hold your shares directly in record name, you can change your vote by:

•
Submitting a revised proxy using the previously mentioned telephone or internet voting systems by the deadlines described for each such method above; or
•
Sending a written revocation by mail to our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

In the absence of a revocation, shares represented by the proxies will be voted at the Annual Meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy. If you do not hold your shares directly, you should follow the instructions provided by your broker, bank or nominee to revoke your previously voted proxy.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What if I sign and return my proxy card but I do not include voting instructions?

If you properly complete and submit a proxy card, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•
“FOR” the election of the three nominees to our Board;
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2026; and

•
“FOR” the advisory vote to approve named executive officer compensation.

If any other business comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

9 Proxy Statement LSB Industries, Inc.

What does it mean if I receive more than one Notice or proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Trust Company, N.A., 462 South 4th Street, Suite 1600, Louisville, KY 77845, (800) 736-3001 (U.S. and Canada) and (781) 575-3100 (outside U.S. and Canada).

Will my shares be voted if I do not provide my proxy?

If your shares are registered in your name, they will not be voted unless you submit your proxy or vote at the Annual Meeting. As discussed above, if your shares are held in street name and you do not give voting instructions, the broker will only be entitled to vote your shares in its discretion with respect to the ratification of the appointment of our independent registered public accounting firm.

Who will count the votes?

All votes will be tabulated by Mediant, a BetaNXT business, who will serve as the inspector of election for the Annual Meeting.

What is the deadline for submission of stockholder proposals for the 2027 Annual Meeting?

If you wish to submit proposals to be included in our proxy statement for our 2027 Annual Meeting, proposals must be received at our principal executive offices in writing not later than December 11, 2026 and should be addressed to our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

If you wish to present a proposal, but you fail to notify us by such deadline, you will not be entitled to present the proposal at the 2027 Annual Meeting.

For more information regarding stockholder proposals, please see “Stockholder Proposals” below.

Who is soliciting proxies?

We will pay for preparing, printing and mailing this Proxy Statement and for any other solicitation costs. Proxies may be solicited on our behalf by our directors, officers or employees, without additional consideration, by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs for forwarding the proxy materials and collecting voting instructions.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose relevant to the Annual Meeting during ordinary business hours during the 10 days before the Annual Meeting and ending on the day before the Annual Meeting date. The list will be maintained at our principal executive offices located at 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

LSB Industries, Inc. Proxy Statement 10

Core Values

We seek to maximize the long-term value of the Company for our stockholders, customers, employees, communities, suppliers, and the broader environment. Every decision we make is framed and guided by our core values. We seek ways to ensure the long-term sustainability of our business, including making a lasting positive impact on society and our environment. LSB and its employees are committed to upholding these values to drive our culture and frame how we conduct business and engage with our stakeholders.

CORE VALUES

VALUES

BEHAVIORS

PROTECT WHAT MATTERS

- Keep safety as our highest priority.
- Give our full attention to the health & protection of our colleagues, communities, and environment.
- Train every team member how to do their job safely.
- Empower every team member with the ability to stop any work they believe is unsafe.

MAKE IT BETTER

- Think creatively about improving processes and solutions to challenges.
- Strive every day to do something better than you did the day before.
- Ask questions, make suggestions, and listen to other opinions without accepting the status quo.
- Take actions that drive us towards our goal of achieving a culture of excellence.

PRACTICE INTEGRITY

- Speak the truth.
- Hold ourselves and others accountable to the highest standards in all we say and do.
- Build strong relationships with co-workers, customers, and suppliers by being transparent, reliable, and putting faith in each other to deliver.
- Treat co-workers, customers, suppliers, and all stakeholders with respect and consider all their interests in every decision.

BE ONE TEAM

- Remember that we are a highly interdependent company.
- Work together to do the right thing for our customers, our suppliers, our communities, and each other.
- Contribute your best performance to improve the odds of success for the whole team.
- Celebrate the achievements and respect our differences, while embracing the uniqueness of each individual to make us a stronger and more resourceful organization.

Sustainability

LSB Industries promotes corporate sustainability by formulating and implementing business strategies and practices that aim to create value and have a positive impact on our world.

Sustainability Goals

In 2022, we created a Sustainability Roadmap and in early 2023, we announced our Sustainability Goals. We followed that up by releasing our inaugural Sustainability Report for 2022. In 2024, we moved our Sustainability Report online with the release of our 2023 sustainability updates. In our Sustainability Report, we provide transparency into our performance in light of our core values and the strategies and actions to make a lasting positive impact on the world around us. We continue to update our sustainability report online from time to time. Our Sustainability Report is available at https://lsbindustries.com/sustainability/.

11 Proxy Statement LSB Industries, Inc.

Code of Conduct

A high standard of ethical business conduct is the responsibility of each individual LSB employee, officer and director. Our good name and reputation in the marketplace, ultimately depend on the way we conduct our business and the way the public perceives that conduct. All employees are required to review our Statement of Policy Concerning Business Conduct (the “Code of Conduct”) on an annual basis and whenever updated. Employees are likewise required to review and comply with the company’s Employee Handbook. These documents address important governance topics, including our insider trading policy and other compliance policies. In addition, in November 2023, we adopted an Anti-Bribery and Corruption Policy, which applies worldwide to LSB and all its directors, officers, employees, contractors and agents.

Learn more at https://investors.lsbindustries.com/corporate-governance/documents-charters.

Proxy Voting Roadmap

The Annual Meeting

Below is a summary of certain information included in this Proxy Statement. Please review the entire Proxy Statement before you vote.	Time and Date:	8:30 AM, Central Daylight Time (“CDT”), on May 21, 2026
	Place:	Virtual Meeting Only Registration is required at www.proxydocs.com/LXU
	Record Date:	March 23, 2026

Matters For Stockholder Vote

Proposal	Board Recommendation	Page
(1) Election of three nominees to our Board of Directors	“FOR” each nominee	13
(2) Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2026	“FOR”	20
(3) Advisory vote to approve named executive officer compensation	“FOR”	21

The Annual Meeting will be held in virtual-only meeting format via live video webcast.

In order to virtually attend the Annual Meeting, you must register at www.proxydocs.com/LXU.

You may vote at the meeting if you were a holder of record of our common stock at the close of business on March 23, 2026. Please see page 8 for instructions on how to vote your shares.

LSB Industries, Inc. Proxy Statement 12

Proposal 1
Election of Directors

General

Our Restated Certificate of Incorporation, as amended, and Third Amended and Restated Bylaws (the “Bylaws”), provide for the division of the Board into three classes, with each class consisting as nearly as possible of one-third of the whole. The term of office of one class of directors expires each year; with each class of directors elected for a term of three years and until the stockholders elect their qualified successors.

Jonathan Z. Ackerman, Diana M. Peninger, and Lynn F. White are the class of directors whose terms expire at the Annual Meeting. On April 2, 2026, the Board appointed Mr. Ackerman to serve as a member of the Board. Our Board has nominated, and stockholders are being asked to reelect, Mr. Ackerman, Ms. Peninger and Mr. White for a three year term expiring at our 2029 annual meeting of stockholders. If elected, the nominees will each hold office until the conclusion of our 2029 annual meeting of stockholders and a successor is duly elected and qualified or until earlier death, resignation, or removal.

Agreements as to Certain Directors and Committees

Board Representation and Standstill Agreement

On December 4, 2015, the Company entered into the Board Representation and Standstill Agreement (the “Board Representation and Standstill Agreement”), by and among the Company, LSB Funding LLC (“LSB Funding”), Security Benefit Corporation (“Security Benefit”), Todd Boehly, Jack E. Golsen (“J. Golsen”), Steven J. Golsen (“S. Golsen”), Barry H. Golsen (“B. Golsen”), Linda Golsen Rappaport (“L. Rappaport”), Golsen Family LLC, an Oklahoma limited liability company (“Family LLC”), SBL LLC, an Oklahoma limited liability company (“SBL LLC”), and Golsen Petroleum Corp., an Oklahoma corporation (“GPC,” and together with Mr. J. Golsen, Mr. S. Golsen and Mr. B. Golsen, Ms. L. Rappaport, Family LLC, SBL LLC, each a “Golsen Holder” and, collectively, the “Golsen Holders”). On October 26, 2017, October 18, 2018, and September 27, 2021 the parties to the Board Representation and Standstill Agreement entered into amendments thereto, and on August 10, 2022, SBT Investors LLC (“SBT Investors”) and each of the parties to the Board Representation and Standstill Agreement entered into a letter agreement that, among other things, transferred certain rights of LSB Funding to SBT Investors and further amended the Board Representation and Standstill Agreement (collectively, the “Amendments”). On November 14, 2023, the Company entered into a Joinder Agreement (the “Joinder Agreement”) to the Board Representation and Standstill Agreement with TLB-LSB, LLC that transferred certain rights of SBT Investors to TLB-LSB, LLC. The Board Representation and Standstill Agreement, the Amendments and the Joinder Agreement are collectively referred to as the “Amended Board Representation and Standstill Agreement”.

TLB-LSB, LLC Designees

Pursuant to the Amended Board Representation and Standstill Agreement and based upon the equity holdings of TLB-LSB, LLC and the size of the Company’s Board, the Company has agreed to permit TLB- LSB, LLC to designate up to two nominees to the Board, at least one of which is required to satisfy NYSE standards of independence. Jonathan S. Bobb and Kanna Kitamura are the current TLB-LSB, LLC designees.

Golsen Designees

Under the Amended Board Representation and Standstill Agreement and based upon the Golsen Holders’ equity holdings, the Golsen Holders, collectively, have the right to designate one director. Mr. Barry H. Golsen is the current Golsen designee.

13 Proxy Statement LSB Industries, Inc.

Other Governance Matters

Our Bylaws provide that the Board may change the total number of directors on our Board from time to time provided that the minimum number of directors is three (3) and the maximum is fourteen (14). Currently there are nine (9) directors on our Board.

As discussed under “Corporate Governance — Nominating and Corporate Governance Committee,” our Nominating and Corporate Governance Committee (the “Nominating Committee”) reviews the composition of the Board as part of its assessment of the Board’s performance and effectiveness. The Nominating Committee values certain characteristics in all Board members, including personal and professional integrity, reputation, outstanding professional achievement, and sound business judgment. The Nominating Committee evaluates each individual director in the context of the Board as a whole with the goal of recommending an effective group with a diversity of experience and skills that exercises sound business judgment in the interest of our business and our stockholders. Consistent with their responsibilities, members of the Nominating Committee have interviewed and evaluated each of the current nominees for director and the Nominating Committee has determined that each is highly qualified to serve as a member of our Board.

The following sets forth certain information regarding the director nominees and other directors whose term will continue after the Annual Meeting.

Family Relationships

There are no family relationships between any director, executive officer or person nominated or chosen to become a director or executive officer.

Nominees for the Class of Directors Whose Term Will Expire in 2029

JONATHAN Z. ACKERMAN

Jonathan Z. Ackerman, age 52, has been a director of the Company since 2026. His current term expires at the Annual Meeting. Mr. Ackerman is a co-founder of Meridian Infrastructure and currently serves as its President and Chief Executive Officer. Prior to Meridian, Mr. Ackerman co-founded Moda Midstream in 2015 and served as its President and CEO from 2021 until Moda's successful exit in 2024. He served as Moda's Executive Vice President and CFO before being appointed CEO.

Mr. Ackerman served as Vice President and CFO of Oiltanking North America and its NYSE-listed subsidiary, Oiltanking Partners, L.P., from 2013 to 2015. Mr. Ackerman previously served as Managing Director, M&A and Co-Head, Strategic Solutions Group at UBS Investment Bank. He served as Senior Counsel and lead policy adviser to President George W. Bush's Advisory Panel on Federal Tax Reform and, before that, as a policy adviser at the U.S. Treasury Department.

Mr. Ackerman received his J.D. from the University of Chicago Law School, his master’s degree from the University of Denver and his BSBA in finance and accounting from the University of Arizona. Mr. Ackerman is a Certified Public Accountant.

Mr. Ackerman’s extensive industry leadership and financial experience, among other factors, led the Board to determine that he should continue to serve as a director.

Age: 52 Director since: 2026

LSB Industries, Inc. Proxy Statement 14

DIANA M. PENINGER

Diana M. Peninger, age 61, has been a director of the Company since 2020. Her term expires at the Annual Meeting. She is a CEO-experienced operating executive and board director with more than 30 years of global leadership in chemicals, specialty materials, and industrial manufacturing, including expatriate assignments in Frankfurt, Germany. She brings deep operating, governance, and strategic planning experience, with a focus on disciplined execution, risk management, and performance improvement.

Ms. Peninger, previously served as the President and CEO of Reproductive Solutions, a Dallas-based medical device company, from 2021 to 2025. She also founded Geneva Lake Partners LLC, an advisory firm supporting middle-market industrial, medical companies with strategy and growth initiatives, and served as its CEO since 2017.

Ms. Peninger held senior leadership roles at Celanese Corporation from 2007 to 2016, including Vice President of Acetyl Intermediates, EVA Performance Polymers and Nutrinova Specialty Food Ingredients. Earlier at Celanese, she led corporate strategy and business development efforts focused on manufacturing expansion in low-cost regions. She also held P&L leadership roles at Chemtura Corporation from 2005 to 2007.

Ms. Peninger has served on the board of The Rogers Group, Inc. since 2017, where she currently chairs its Compensation Committee and serves on the Audit Committee. She holds a B.S. in Chemical Engineering from the South Dakota School of Mines & Technology, where she received the Distinguished Alumni Award.

Ms. Peninger’s extensive industry and leadership experience, among other factors, led the Board to determine that she should serve as a director.

Age: 61 Director since: 2020 Committees: Audit Compensation

15 Proxy Statement LSB Industries, Inc.

LYNN F. WHITE

Lynn F. White, age 73, has been a director of the Company since 2015. His term expires at the Annual Meeting. Mr. White founded and has served as the Managing Director of Twemlow Group LLC since 2013, and previously from 2008 until 2009. Twemlow Group LLC is a consulting firm that provides strategic, organizational and product development counsel to agriculturally related businesses. From January to June 2023, Mr. White served as interim President and CEO of Anuvia Plant Nutrients, Inc. where he had served as a director since February 2021 and previously from January 2016 to November 2019. From 2009 to 2013, Mr. White served as Vice President, Corporate Development of CF Industries Holdings, Inc. (NYSE: CF). While at CF Industries, he was responsible for external growth initiatives, including M&A and organic efforts, new product development and strategy, and led the integration of the $4.6 billion acquisition of Terra Industries, Inc. While at CF Industries he served as non-executive Chairman or Vice-Chairman of GrowHow UK Limited, the leading British nitrogen fertilizer producer and as a director of KEYTRADE AG, a major Swiss based fertilizer trading firm. Prior to that, he was the President of John Deere Agri Services, Inc., a subsidiary of Deere & Co. (NYSE:DE), where he was responsible for leading a new global business unit created to pursue growth opportunities in technology-based services for industries linked to agriculture. Mr. White was also Vice President of Global AgServices of Deere, where he was responsible for identifying, testing, and developing new services for agriculture and food. Prior to that, he was Senior Vice President, Corporate Development of IMC Global Inc. (n/k/a The Mosaic Company), a producer of crop nutrients and salt, and served in various executive positions, including General Manager of the Food Ingredients Division, Director of the Flame Retardants & Fluids Business and Europe, Middle East, Africa Agricultural Chemicals Area Director of FMC Corporation (NYSE:FMC), a global producer of chemicals and machinery. Mr. White also served as Vice Chair of the Dean’s Advisory Council for the College of Agriculture, Food and Environmental Sciences at California Polytechnic State University through 2023. Through 2021 he was president and director of the Charlestowne Neighborhood Association (SC), and until 2014 served as a Trustee of the Barrington Hills (IL) Police Pension Fund. Mr. White is also a former director and President of the International Food and Agribusiness Management Association.

Mr. White holds a B.A. in History (Highest Honors) from California Polytechnic State University, San Luis Obispo and an M.B.A. in Finance and Multinational Enterprise from the Wharton Graduate School of Business at the University of Pennsylvania.

Mr. White’s extensive leadership and industry experience, among other factors, led the Board to determine that he should serve as a director.

Age: 73 Director since: 2015 Committees: Audit Compensation (Chair) Nominating and Corporate Governance (Chair)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES AS DIRECTORS OF THE COMPANY

LSB Industries, Inc. Proxy Statement 16

Continuing Directors

The following six directors will continue in office until the expiration of their respective terms and until their successors have been elected and qualified.

MARK T. BEHRMAN

Mark T. Behrman, age 63, was appointed Chairman of the Board in August 2024. He previously has served as President, CEO and board member of the Company since December 2018. His current term expires in 2028. Prior to that, Mr. Behrman served as Executive Vice President, Chief Financial Officer from June 2015 through December 2018. Mr. Behrman joined LSB in 2014 as Senior Vice President of Corporate Development. Prior to joining LSB, Mr. Behrman was Managing Director, Head of Investment Banking and Head of the Industrial and Energy Practices of Sterne Agee, Inc., from 2007 to 2014. Mr. Behrman has over 35 years of operational, financial, executive management, and investment banking experience.

Mr. Behrman is currently Non-Executive Chairman of the Board of PHX Minerals, Inc. and has served on that board since 2017. He is also a member of its Audit and Compensation Committees. Mr. Behrman has also been a Director of The Fertilizer Institute since 2019. Mr. Behrman previously served on the boards of directors of the following publicly held companies: Noble International Ltd. (a supplier to the automotive industry) from 1998 to 2007, where he also served as Audit Committee Chairman from 1998 to 2003; Oakmont Acquisition Corporation (a special purpose acquisition corporation) from 2005 to 2007; and Robocom Systems International (a developer and marketer of advanced warehouse management software solutions) from 1998 to 2000.

Mr. Behrman holds an MBA in Finance from Hofstra University and a Bachelor of Science in Accounting, Minor in Finance from Binghamton University.

Mr. Behrman’s extensive industry leadership and financial experience, among other factors, led the Board to determine that he should continue to serve as a director.

Age: 63 Director since: 2018 Committees: None

RICCARDO BERTOCCO

Riccardo Bertocco, age 58, has been a director since April 9, 2025. His current term expires in 2028. Mr. Bertocco most recently served as Managing Director and Partner at Boston Consulting Group from 2018 to 2023, where he led the Power and Utilities sector, with a focus on Energy Transition, Low Carbon Fuels and Renewables. Prior to joining Boston Consulting Group, Mr. Bertocco served as a Director at Bain & Company from 1998 to 2018 and as a Vice President from 1999 to 2001, working with clients in the oil and gas sector throughout Europe and the Americas.

Mr. Bertocco has worked extensively in management consulting for more than 25 years, partnering with senior executives and management teams within a number of sectors including oil and gas, utilities, IT/technology, private equity, infrastructures and education. In this capacity, he focused on his clients’ most pressing strategic issues, including energy transition, large scale transformations, growth strategy, operational optimization, organizational redesign and change management and digital transformations, among others.

Mr. Bertocco holds a B.S. in Business Administration from Bocconi University in Milan, Italy and an M.B.A. in Corporate Finance and Entrepreneurial Management from The Wharton School of the University of Pennsylvania. He is the author of several papers on the evolution of midstream infrastructure in the U.S., decarbonization pathways for U.S. states and corporations.

Mr. Bertocco’s extensive industry and leadership experience, among other factors, led the Board to determine that he should continue to serve as a director.

Age: 58 Director since: 2025 Committee: Nominating and Corporate Governance

17 Proxy Statement LSB Industries, Inc.

JONATHAN S. BOBB

Jonathan S. Bobb, age 50, has been a director of the Company since 2015. His current term expires in 2028. Mr. Bobb is a Senior Director on the investment team at Eldridge Capital Management. Mr. Bobb previously served in a similar capacity at Guggenheim Partners. Prior to joining Guggenheim, Mr. Bobb was in the investment banking division at Goldman Sachs & Co. from 2007 to 2013. His previous business experience includes investment banking positions with J.P. Morgan and Deutsche Bank and financial planning roles at Gap Inc.

Mr. Bobb serves as a TLB-LSB Designee under the terms of the Amended Board Representation and Standstill Agreement. (see page 13). Mr. Bobb received a B.A. in Economics from Stanford University and an M.B.A. from the University of Michigan.

Mr. Bobb’s extensive leadership and financial experience, among other factors, led the Board to determine that he should continue to serve as a director.

Age: 50 Director since: 2015 Committees: Audit Compensation

JOHN D. CHANDLER

John D. Chandler, age 56, has been a director of the Company since November 2024. His current term expires in 2027. Since November 2025, Mr. Chandler retired from The Williams Companies, Inc. (“Williams”) on March 31, 2022. Prior to his retirement, Mr. Chandler was appointed as Senior Vice President and Chief Financial Officer for Williams in 2017. From 2009 until his retirement in March 2014, Mr. Chandler served as Senior Vice President and Chief Financial Officer of Magellan GP, LLC, the general partner of Magellan Midstream Partners, LP. (NYSE: MMP) From 2003 until 2009, he served in the same capacities for the general partner of Magellan Midstream Holdings, L.P. From 1999 to 2002, Mr. Chandler was Director of Financial Planning and Analysis and Director of Strategic Development for a subsidiary of Williams. From 1992 to 1999, Mr. Chandler held various accounting and finance positions with MAPCO Inc.

Mr. Chandler currently serves as an independent director and Chairman for Matrix Services Company (NASDAQ: MTRX) where he has been on the board since 2017. Mr. Chandler has served as an independent director for EOG Resources (NYSE: EOG) where he also serves on the Audit Committee. He also held board seats at Williams Partners (NYSE: WPZ), Green Plains Partners (NASDAQ: GPP), Cone Midstream Partners (NYSE: CNNX) and USA Compression Partners (NYSE: USAC) between 2013 and 2017.

Mr. Chandler received his B.S. and B.A. in accounting and finance from the University of Tulsa and is a certified public accountant.

Mr. Chandler’s extensive financial, industry and leadership experience, among other factors, led the Board to determine that he should serve as a director.

Age: 56 Director since: 2024 Committees: Audit (Chair)

LSB Industries, Inc. Proxy Statement 18

BARRY H. GOLSEN, J.D.

Barry H. Golsen, J.D., age 75, has been a director of the Company since 1981. His current term expires in 2027. Mr. Golsen is President of GOL Capital LLC. He served as the Vice-Chairman of the Board of the Company from 1993 until 2015. He also served as the Company’s President and Chief Executive Officer from January 2015 until September 2015 and as the Company’s President and Chief Operating Officer from 2004 to 2014.

Mr. Golsen joined LSB in 1978 and spearheaded the growth of LSB’s Climate Control Business with the development of innovative and climate-friendly products, a number of business startups, the acquisition of Climate Master, Inc. and its merger with LSB’s CHP Corporation. Under his leadership, LSB’s Climate Control Business attained substantial growth and leading U.S. market shares for its key products.

Mr. Golsen attended Cornell University College of Engineering prior to earning both his B.A. and J.D. degrees from the University of Oklahoma. He was admitted to the Oklahoma Bar in 1978. Mr. Golsen is a past Director of the Oklahoma City Branch of the Federal Reserve Bank of Kansas City and served on the Board of Directors of Equity Bank for Savings N.A. His professional affiliations have included the Oklahoma Bar Association, the American Bar Association, the American Society of Heating, Refrigeration and Air-Conditioning Engineers, Young Presidents Organization and World Presidents Organization. Mr. Golsen is a National Association of Corporate Directors (“NACD”) Board Leadership Fellow. NACD Fellowship is a comprehensive and continuous program of study that empowers directors with the latest insight, intelligence and boardroom practices.

Mr. Golsen’s extensive experience and his in-depth of knowledge and understanding of the businesses in which we operate, and his demonstrated leadership skills within the Company, among other factors, led the Board to conclude that he should serve as a director. Mr. Golsen is a Golsen designee under the terms of the Amended Board Representation and Standstill Agreement (see page 13).

Age: 75 Director since: 1981 Committees: Audit Nominating and Corporate Governance

KANNA KITAMURA

Kanna Kitamura, age 53, has been a director of the Company since December 2018. Her current term expires in 2027. Ms. Kitamura is a Partner and Chief Talent Officer at Eldridge Industries. Previously, Ms. Kitamura was a Vice President and Head of Legal Operations at Guggenheim Investments. She was a member of Guggenheim Partners’ Women’s Innovation and Inclusion Network, Secretary of the Pro Bono Committee, and acted as a mentor in its Veterans Transition Assistance Program. Prior to Guggenheim, Ms. Kitamura was a Vice President of Business Development and Director of Operations for a management consulting firm and was employed by the United Nations Development Programme in the Division of Public Affairs. Ms. Kitamura supports a number of non-profit organizations focused on education, the arts, and conservation. Ms. Kitamura received her B.S. from Georgetown University and her J.D. from Brooklyn Law School.

Ms. Kitamura’s extensive financial industry leadership and legal experience, among other factors, led the Board to determine that she should serve as a director. Ms. Kitamura is a TLB-LSB designee under the terms of the Amended Board Representation and Standstill Agreement (see page 13).

Age: 53 Director since: 2018 Committees: Compensation Nominating and Corporate Governance

19 Proxy Statement LSB Industries, Inc.

Proposal 2
Ratification of the Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2026

The Audit Committee conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee, along with management, invited several public accounting firms to participate in this process, including Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

As a result of this process, following the review and evaluation of proposals from participating firms, on March 4, 2026, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter. On the same date, the Audit Committee approved the dismissal of EY as the Company’s independent registered public accounting firm, effective immediately, and informed EY of such dismissal.

The reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 4, 2026, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with EY’s reports on the Company’s consolidated financial statements for such period and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 4, 2026, neither the Company nor anyone acting on the Company’s behalf consulted with PwC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

We are asking our stockholders to ratify the appointment of PwC as the Company’s registered public accounting firm for 2026.

PwC has served as our auditor since March 2026. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment and may or may not consider the appointment of another independent registered public accounting firm for the Company for 2026 or future years.

It is expected that one or more representatives of PwC will attend the Annual Meeting and will be available to respond to appropriate questions or make a statement should they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

LSB Industries, Inc. Proxy Statement 20

Proposal 3
Advisory Vote to Approve Named Executive Officer Compensation

We are asking our stockholders to approve the following advisory resolution related to the compensation of the Company’s named executive officers (“NEOs”) commonly known as a "say-on-pay" proposal:

RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of the NEOs for the fiscal year ended December 31, 2025, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion in this Proxy Statement.

Our stockholders’ opinions are important to us, and we hold this advisory vote annually in order to get a better understanding of their views on the compensation of our NEOs and its alignment with stockholder interests. The Board and the Compensation and Talent Management Committee (the “Compensation Committee”), which is composed of independent directors, will review and take into account the outcome of this vote when considering future executive compensation decisions.

Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the narrative disclosure related to executive compensation disclosure in this Proxy Statement, which provide information about our compensation policies and the compensation of our NEOs. Stockholders should note that, because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

The Board intends to hold this vote annually, and the next advisory vote to approve NEO compensation will occur in 2027.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE RESOLUTION TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

21 Proxy Statement LSB Industries, Inc.

Corporate Governance

Corporate Governance Highlights

The Board is committed to continually improving its corporate governance processes, practices and procedures. Our governance policies and structures are designed to promote the Board’s thoughtful oversight of the Company’s business decisions and ensure intelligent risk-taking, with the goal of furthering our long-term strategic goal of becoming a best-in-class chemical producer. Highlights include:

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A diverse Board with the appropriate mix of skills, experience and perspective;
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The appointment of a lead independent director;
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Eight of our nine current directors are independent under NYSE listing standards, with Mr. Behrman, our Chairman and CEO as the only non-independent director. While Mr. Behrman is not deemed independent, we believe his interests are aligned with the Company’s as a result of his significant ownership interest in the Company;
•
All Board committees are fully independent;
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Policy limiting the number of public company boards on which directors may serve;
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A portion of all executives’ annual compensation is tied to the achievement of environmental and safety metrics, reflecting the importance of our employees and their safety to the Company;
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Minimum share ownership requirements for executive officers;
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Minimum share ownership guidelines for directors;
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Prohibition on Hedging of Company Securities;
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A global Anti-Bribery and Corruption Policy; and
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Stockholder ratification of the selection of external audit firm.

Corporate Responsibility

Overview

As a public company and as a member of the communities where we live and work, it is our obligation to maximize long-term value of the Company for all our stakeholders, including our employees, customers, stockholders, the communities where we operate and the environment. We do this by focusing on safety throughout the Company, on efficiently operating our business and on actively implementing efficient capital management strategies. As we work to achieve success in these endeavors, we are constantly mindful of our responsibility as an organization to be a good corporate citizen. Every facet of our operations are guided by our Core Values, which are intended to lead us toward minimizing any negative impacts our operations may have on our community and the environment.

At LSB, our vision is to be a leader in the production of low and no carbon products that build, feed and power the world. We are dedicated to building a culture of excellence in customer experiences as we deliver essential products across the agricultural and industrial end markets and, in the future, the energy markets. Building culture is not simply a priority or an initiative. Our efforts to develop and grow our culture are continuous, never-ending and are aimed at delivering impactful outcomes throughout our organization.

Risk Management and Strategy

LSB utilizes an enterprise-wide risk management process to identify, assess and manage risks faced by our organization. The Company’s Enterprise Risk Management Committee (“ERM Committee”) is designated with the responsibility to direct our risk management program and to execute our risk management strategy, including cyber and technology risk. The ERM Committee is the management-entity designated by the Chief Executive Officer with the responsibility to direct and execute our risk governance and strategy, including cyber risk. This ERM Committee is composed of each of the Company’s Executive and Senior Vice Presidents. Our Senior Vice President and Treasurer chairs the ERM Committee. Our Board considers cybersecurity to be a business risk

LSB Industries, Inc. Proxy Statement 22

and oversees enterprise-wide risks through the Audit Committee. The Audit Committee is designated by the Board with the responsibility for monitoring and reporting on management’s cybersecurity and risk management processes.

Governance of Cybersecurity Matters

We recognize the importance of developing, implementing, and maintaining robust cybersecurity measures to maintain the security, confidentiality, integrity, and availability of our business systems and commercially sensitive or confidential information. Our business depends on the proper functioning and availability of our information technology platforms, including communications and data processing systems. We are also required to effect electronic transmissions with third parties including clients, vendors and others with whom we do business, and with our Board. We also recognize that, as we continue to increase our dependence on information technologies to conduct our operations, the risks associated with cybersecurity also increase.

We utilize an enterprise-wide risk management process to identify, assess, track and manage risks faced by our organization. The Company’s Enterprise Risk Management Committee (the “ERM Committee”), is designated with the responsibility to direct our risk management program and to execute our risk management strategy, including cyber, technology, and third-party risk. To protect our information systems and operations from risks and to execute our cyber strategy, we use various security processes and technology tools that help identify, investigate, assess, prevent, and resolve potential vulnerabilities and security incidents in a timely manner. These include, but are not limited to, detection, monitoring and reporting processes and tools. Our team uses widely adopted methods and models to identify, evaluate, prioritize, and manage cyber and technology risks and develop and implement related information security safeguards. In partnership with third party advisors and consultants, we conduct regular reviews and tests of our program and leverage audits, penetration and vulnerability testing, cyber risk tabletops and security awareness trainings, and other business resilience exercises to evaluate the effectiveness of our program and improve our security measures. Our information security policies are designed to address current applicable legal requirements and to align with industry-recognized frameworks for cyber risk management. These standards cover physical, administrative, and technical safeguards and address a wide range of current cyber threats, including from third-party service providers. These policies and standards are reviewed and updated on a regular basis in order to respond to the constantly changing threat landscape.

Incident Management

We have implemented security procedures and measures in order to protect our information from theft, loss, damage or interruption from a number of potential sources or events. LSB maintains and tests an incident response plan that outlines steps for the containment, investigation of, response to and recovery from cybersecurity incidents. The plan also includes information pertaining to roles, responsibilities, and reporting process. This plan is a part of our formal, enterprise-wide crisis management process, which outlines a communication plan with executive leadership as well as guidelines for communication with the Board. During 2025, we did not experience a cybersecurity incident that resulted in a material adverse effect on our business strategy, results of operations, or financial condition; however, there can be no guarantee that we will not experience such an incident in the future. Although we make extensive efforts to maintain the security and integrity of our information systems and technology operations, these systems are subject to the cyber risk of incident or disruption, and there can be no assurance that our security safeguards, and those of our third-party providers, will prevent incidents to our or our third-party providers’ systems that could adversely affect our business.

Board Oversight of ESG

Our Board is engaged in overseeing our business strategies and related risks and opportunities. This includes Environmental, Social and Governance (“ESG”) topics. The committees of the Board facilitate oversight of issues that impact many areas of our business, and the Board and various committees continue to review the manner in which oversight of ESG topics is exercised. Committees report to the full Board on key issues. Examples of ESG oversight include:

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The Audit Committee has primary oversight over capital investment including alignment with our ESG objectives;

23 Proxy Statement LSB Industries, Inc.

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The Compensation Committee has primary oversight over human capital management; and
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The Nominating Committee has primary oversight over the Company’s practices and positions to advance our corporate citizenship, including environmental, sustainability and corporate social responsibility initiatives.

Board Diversity

We believe that having a mix of directors on the Board who are from varied backgrounds and who bring a diverse range of perspectives and insights, foster enhanced decision-making, promote better corporate governance and build Board capability.

Our belief is reflected in our Corporate Governance Guidelines, which recognize that only highly qualified candidates with the right personal qualities (such as leadership skills, integrity, time and commitment), core business skills and industry experience will be considered as Board members. While the qualifications of each individual director are paramount, diversity criteria relating to the director’s age, tenure, geographic location, education, gender and ethnicity must also be given due consideration. Our Corporate Governance Guidelines include diversity criteria to formally acknowledge the Company’s goal to include women and minority candidates in its director search process. Our Corporate Governance Guidelines are available for review at www.lsbindustries.com/investors.

Executive Diversity

We believe that a diverse workplace culture drives enhanced decision-making and can influence employee attraction and retention, as well as customer satisfaction. Diversity in our business creates long-term value by aligning LSB’s business perspectives with an increasingly diverse customer base, building the capability to operate in our markets and enabling the Company to recruit from a larger talent pool. Within our senior executive leadership team, as is the case within the Company as a whole, the level of representation from diverse groups is a criterion that we give due consideration when identifying candidates.

Meetings of the Board

Our Board held six meetings in 2025. All directors attended 100% of the combined total of the meetings held by the Board and the meetings held by all committees of the Board on which each director served during 2025. All then-serving members of the Board attended the annual meeting of stockholders in 2025. Our Corporate Governance Guidelines provide that our directors are expected to attend our annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Board Leadership Structure

Our Chief Executive Officer, Mr. Behrman, also serves as the Chairman of the Board. The Board believes that Mr. Behrman’s experience and in-depth knowledge about the Company and our industry make him best suited to effectively assess the opportunities and challenges facing the Company and our business. The Board believes that this leadership structure promotes decisive leadership, fosters clear accountability and enhances our ability to communicate our strategy clearly and consistently to our stockholders, employees and customers.

Our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, the independent members of the Board will select an independent director to serve as the lead independent director.

Mr. White has served as the lead independent director of the Board since 2024. The Board has determined that, at least annually, the Board shall elect a lead independent director by and from the independent Board members to serve for a minimum of one year with responsibilities to include:

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presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
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serving as a liaison between the Chairman and the independent directors;
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assuring that there is sufficient time for discussion of all meeting agenda items;

LSB Industries, Inc. Proxy Statement 24

•
organizing and leading the Board's evaluation of the CEO;
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being responsible for leading the Board's annual self-assessment;
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having the authority to call meetings of the independent directors; and
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if requested by major stockholders, ensuring that he/she is available for consultation and direct communication.

Committees of the Board of Directors and Committee Charters

The Board has three separately designated active standing committees: a Nominating Committee, an Audit Committee, and a Compensation Committee. The Board has adopted written charters for each of these committees. The Board has determined that all members of these committees are independent directors and satisfy the SEC and NYSE requirements for independence. A current copy of each of the aforementioned committee charters along with our corporate governance guidelines are available on our website at www.lsbindustries.com and are also available from the Company upon request to our Corporate Secretary. The following sets forth the current members of each committee and current Board class expiration year:

Name	Class	Age	Director Since	Audit	Nominating and Corporate Governance	Compensation

Mark T. Behrman	2028	63	2018
Riccardo Bertocco	2028	58	2025		X
Jonathan S. Bobb	2028	50	2015	X		X
Jonathan Z. Ackerman	2026	52	2026
Diana M. Peninger	2026	61	2020	X		X
Lynn F. White	2026	73	2015	X	Chair	Chair
Barry H. Golsen	2027	75	1981	X	X
Kanna Kitamura	2027	53	2018		X	X
John D. Chandler	2027	56	2024	Chair

Director Statistics

Gender Diversity	Racial Diversity	Average Age	Independence	Average Tenure
22%	11%	60	89%	10.2

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Nominating and Corporate Governance Committee

The Nominating Committee consists entirely of independent directors who were appointed by the Board to serve until their successors are appointed and qualified. The Board determined that each member of the Nominating Committee is independent in accordance with the listing standards of the NYSE. During 2025, the Nominating Committee held four meetings.

The Nominating Committee is primarily responsible for:

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Developing and recommending to the Board appropriate corporate governance principles and practices and assisting the Board in implementing those practices;
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Developing criteria for, and identifying individuals qualified to become, members of the Board and recommending to the Board nominees for election at the annual meetings of stockholders or for appointment to fill vacancies; and
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Overseeing and making recommendations to the Board with respect to the management of the Company’s strategy, initiatives, risks, opportunities and reporting on material ESG matters, to the extent not otherwise overseen by another Board committee.

The Nominating Committee periodically assesses the skills and experience needed for the Board to properly direct the business and affairs of the Company. The Nominating Committee seeks Board candidates possessing the following qualities:

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Diverse mix of skills and experience, including business leadership, financial expertise, corporate governance, industry expertise, and legal and risk management;
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Proven leadership, sound judgment and a commitment to the success of the Company; and
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Independence, financial literacy, personal and professional experience considering the needs of the Company.

The Nominating Committee evaluates the skills, qualifications, experience and expertise of candidates to determine director nominees. For incumbent directors, the factors also include past performance on the Board and contributions to their respective committees.

The Nominating Committee is also responsible for:

•
Advising the Board about the appropriate composition of the Board and its committees, including recommendations related to the Board’s leadership structure and the designation of individuals to serve as Chairman of the Board and lead independent director (if any); and
•
Leading the evaluation of the Board through an annual review of the performance of the Board and its committees.

The Nominating Committee considers the qualifications of director candidates recommended by stockholders and evaluates each of them using the same criteria the Nominating Committee uses for incumbent or other candidates identified by the Nominating Committee. Director candidate recommendations by stockholders must be made in compliance with the procedures set forth in our Bylaws by notice in writing delivered or mailed to the Chairman of the Nominating Committee, in care of our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116. Please indicate “Nominating and Corporate Governance Committee” on the envelope.

LSB Industries, Inc. Proxy Statement 26

Audit Committee

The Audit Committee assists the Board in (i) overseeing the accounting, reporting, and financial practices of the Company and its subsidiaries, (ii) preparing the report required by the SEC to be included in the Company’s annual proxy and (iii) providing oversite of the Company’s Enterprise Risk Management program.

In carrying out these purposes, the Audit Committee, among other things, is responsible for:

•
Providing an open means of communication among the independent auditors, financial and senior management, the internal auditors and the Board;
•
Appointing, evaluating and approving the appointment, compensation, retention and oversight of the independent registered public accounting firm;
•
Approving in advance all auditing services and permitted non-audit services to be provided by the independent auditor;
•
Annually considering the qualifications, independence and performance of the independent registered public accounting firm;
•
Reviewing recommendations of the independent registered public accounting firm concerning our accounting principles, internal controls and accounting procedures and practices;
•
Providing oversight of the internal audit function;
•
Reviewing and approving the scope of the annual audit;
•
Providing oversight to the Company’s Enterprise Risk Management Program, including oversight of the Company's Cybersecurity Program;
•
Reviewing and discussing with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements;
•
Reviewing legal matters and the Company’s compliance programs and other systems in place designed to ensure that the Company’s financial statements, reports and other financial information satisfy applicable legal, regulatory or NYSE requirements; and
•
Performing such other duties as set forth in the Audit Committee Charter.

During 2025, the Audit Committee held eight meetings.

Audit Committee Financial Expert

In 2025, the Board evaluated the members of the Audit Committee and believes that each member of the Audit Committee is financially literate and that each member has sufficient background and experience to fulfill the duties of the Audit Committee. The Board has determined that Mr. Chandler satisfies the definition of “audit committee financial expert” under the NYSE listing standards and applicable SEC regulations.

27 Proxy Statement LSB Industries, Inc.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal controls. The Audit Committee meets separately with management, the internal auditors, the independent auditors, and the Company’s General Counsel. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on the Company’s website at www.lsbindustries.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, oversee, compensate, evaluate, and terminate, when appropriate, the independent auditor. In this context, the Audit Committee:

•
Reviewed and discussed the Company’s audited financial statements in its annual report on Form 10-K with management.
•
Discussed with Ernst & Young LLP (“EY”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including the critical audit matters addressed during the audit, the Company’s financial reporting process and the effectiveness of the Company’s internal accounting controls.
•
Received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence.
•
Discussed with EY its independence from management and the Company.

In reliance on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and filed with the SEC.

The Audit Committee conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee invited several public accounting firms to participate in this process, including EY, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

As a result of this process, following the review and evaluation of proposals from participating firms, on March 4, 2026, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter. On the same date, the Audit Committee approved the dismissal of EY as the Company’s independent registered public accounting firm, effective immediately, and informed EY of such dismissal.

Stockholders are being asked to ratify the selection of PwC as the Company’ independent registered public accounting firm at the 2026 Annual Meeting.

Submitted by the Audit Committee of the Company’s Board of Directors.

John D. Chandler Chair Jonathan S. Bobb Barry H. Golsen Diana M. Peninger Lynn F. White

Notwithstanding anything to the contrary set forth in our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the foregoing report of the Audit Committee and any statements regarding the independence of the Audit Committee members shall not constitute soliciting material and shall not be deemed filed or incorporated by reference into any such filings, except to the extent the Company specifically incorporates this report or any such statements therein.

LSB Industries, Inc. Proxy Statement 28

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by EY for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2025 and 2024, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, and for review of SEC-related documents for those fiscal years were $1,179,450 and $1,248,164, respectively.

Audit-Related Fees

EY billed us $44,970 and $44,970 during 2025 and 2024 respectively, for audit-related services, which included services relating to our benefit plan audits.

Tax Fees

EY billed us $82,826 and $91,376 during 2025 and 2024, respectively, for tax services, tax consultations and planning.

All Other Fees

EY did not perform or bill for any financial or tax due diligence related services for us during 2025 or 2024.

Engagement of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for approving all engagements with our principal accountant to perform audit or non-audit services for us prior to us engaging such accountant to provide those services. All of the services outlined under the headings “Audit-Related Fees,” “Tax Fees,” and “All Other Fees,” above were approved by the Audit Committee. The Audit Committee has considered whether EY’s provision of the services described above for the fiscal years ended December 31, 2025 and 2024 is compatible with maintaining its independence.

Audit Committee’s Pre-Approval Policies and Procedures

All audit and non-audit services that may be provided to us by our principal accountant require pre-approval by the Audit Committee. The Audit Committee delegates such pre-approval of services to the Chairman of the Audit Committee. The Audit Committee or the Chairman of the Audit Committee evaluates the pre-approval request to determine the appropriateness of the proposed project and proposed fee. Further, our principal accountant may not provide to us those services specifically prohibited by the SEC.

Oversight of Risk Management

The Board oversees management’s risk management activities, including those relating to credit risk, liquidity risk, cyber risk, and operational risk, through a combination of processes. The Board believes effective risk management enables us to accomplish the following:

•
Timely identification of material risks that the Company encounters, including a regular review of enterprise risks with management;
•
Communication of necessary information with respect to material risks to senior executives and, as appropriate, the Board or relevant committee of the Board;
•
Implementation of appropriate and responsive risk management strategies consistent with the Company’s risk profile; and
•
Integration of risk management into the Company’s decision-making.

In addition to the Company’s compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Audit Committee is responsible for overseeing the Company’s policies with respect to risk assessment and risk management relating to the Company’s major financial risk exposures and reviewing and discussing such material risks and the steps taken to monitor and control such exposures.

29 Proxy Statement LSB Industries, Inc.

Enterprise Risk Management

As discussed on page 22, LSB has a robust enterprise risk management program that facilitates identification, communication and management of the most significant risks throughout the Company. We employ a formalized framework in which risk, governance and oversight are largely embedded in our organization and control structures. Included in our formal process are regular risk assessments. The purpose of these risk assessments is to:

•
Assess internal and external events that affect the achievement of the organization’s objectives;
•
Provide an overview of the key risks facing the business; and
•
Present a broad, holistic view of the risk management framework across the business.

The risk assessment is performed through information gathering, analysis and meetings with members of the manufacturing, commercial, sales, logistics, finance, legal and other teams across the organization.

The Company's ERM Committee is designated with the responsibility to direct our risk management program and to execute our risk management strategy, including cyber and technology risk. The Audit Committee is primarily responsible for the risk oversight function. The ERM Committee reports directly to the Audit Committee on risk management matters and management regularly provides reports to the Audit Committee and the full Board. We believe that our leadership structure supports the Board’s risk oversight.

Code of Ethics

The Chief Executive Officer, the Chief Financial Officer, the principal accounting officer, the treasurer and persons performing similar functions, are subject to our Code of Ethics for CEO and Senior Financial Officers. Additionally, we have adopted a Code of Conduct applicable to all of the employees, officers and directors of the Company and its subsidiaries.

Our Code of Ethics for CEO and Senior Financial Officers and our Code of Conduct are available on our website at www.lsbindustries.com. We will post any amendments to these documents, as well as any waivers that are required to be disclosed pursuant to the rules of either the SEC or the NYSE, on our website (to the extent applicable to the Company’s executive officers, senior financial officers or directors).

Anti-Bribery and Corruption Policy

LSB has an Anti-Bribery and Corruption Policy which memorializes our commitment to adhere faithfully to both the letter and spirit of all applicable anti-bribery legislation in the conduct of our business activities worldwide.

Compensation and Talent Management Committee

Our Compensation Committee is comprised of non-employee, independent directors in accordance with the rules of the NYSE. During 2025, the Compensation Committee held five meetings.

The Compensation Committee’s responsibilities include, among other duties:

•
Determining the individual elements of total compensation for the Company’s President and CEO, reviewing and overseeing the individual elements of total compensation for the Company’s executive officers and the Company’s non-employee directors, and recommending specific corporate goals and objectives relevant to their compensation for Board approval;
•
Overseeing management’s compliance with the compensation reporting requirements of the SEC, the NYSE and any other regulatory bodies, including reviewing and discussing with management the Compensation Discussion and Analysis (“CD&A”) to be included in the Company’s proxy statement for its Annual Meeting of stockholders or Annual Report on Form 10-K, and determining whether to recommend to the Board that the CD&A be included in the proxy statement or Annual Report on Form 10-K;
•
Reviewing, evaluating and overseeing the incentive, equity-based and other compensation agreements, plans, policies and programs of the Company to compensate the Company’s executive officers and directors;

LSB Industries, Inc. Proxy Statement 30

•
Conducting an annual review of the CEO’s performance and discussing the CEO’s review of the other executive officers;
•
Reviewing, evaluating and overseeing the Company’s policies and strategies relating to culture and talent management;
•
Overseeing management’s succession planning; and
•
Performing other functions or duties deemed appropriate by the Board.

Recommendations regarding non-equity compensation of our non-executive officers and our NEOs are made by our CEO, other than decisions related to the CEO’s own compensation, and are presented for discussion with the Compensation Committee.

During 2025, the agenda for meetings of the Compensation Committee was determined by its Chairman with the assistance of our CEO. Compensation Committee meetings are regularly attended by the CEO. The Compensation Committee also meets regularly in executive session without the CEO. The Compensation Committee may delegate authority to the CEO in order to fulfill certain administrative duties regarding the executive compensation program.

The Compensation Committee has authority under its charter to retain, approve fees for, and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. If a compensation consultant is engaged, the Compensation Committee reviews the total fees paid to such outside consultant by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the Compensation Committee. During 2025, the Compensation Committee retained Compensation Strategies, Inc. (“Compensation Strategies”) as its independent compensation consultant to advise the Compensation Committee on matters related to executive and non-employee director compensation. For information regarding the compensation consultant, please see page 35 regarding the “Executive Compensation — Compensation Discussion and Analysis-Use of Compensation Consultant” in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

During 2025, the members of the Compensation Committee were Jonathan S. Bobb, Kanna Kitamura, Diana M. Peninger, and Lynn F. White (Chair). The Compensation Committee has the authority to determine the compensation of all of our officers. The Compensation Committee considered the recommendations of the CEO when setting the compensation of our officers. During 2025, the CEO did not make any recommendation regarding the CEO’s own compensation. None of the members of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K during 2025. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time during 2025.

CEO and Key Management Succession Planning

Our Board recognizes the importance of identifying and developing executive talent to ensure we continue to have effective executive leadership in place. The Board delegates to the Compensation Committee the responsibility to review and discuss with management our succession planning for key executive officers. At least annually, the Board reviews the Company’s leadership pipeline and talent and management succession planning with the CEO. Our CEO and executive team continue to review potential successors for key executive positions, identifying and assessing each potential successor’s relevant experience, strengths and skills as well as any areas where additional development may better prepare an individual for a future role. We work to implement appropriate development plans to address any gaps in skills or other attributes of such successors to ensure that potential successors are well-equipped for the role to which they might be elevated. Our CEO then meets with our Board in executive session to discuss and provide recommendations and assessments of potential successors for key executive positions. Our independent directors also meet in executive sessions to discuss and plan for CEO succession. Our Board makes sure it has sufficient opportunities to meet with and assess development of potential CEO and key executive successors, including through management presentations to the Board and committees and attendance at Board meetings.

31 Proxy Statement LSB Industries, Inc.

Board Independence

At least annually, the Board receives a report on all commercial, consulting, legal, accounting, charitable or other business relationships that a director or the director’s immediate family members have with the Company and its subsidiaries. This report includes all ordinary course transactions with entities with which the directors are associated. The Board relies on the criteria set forth in the NYSE Listed Company Manual for purposes of evaluating the independence of directors.

•
The Board determined that the Company and its subsidiaries followed our procurement policies and procedures, and under our policy relating to the approval and ratification of related party transactions, the amounts reported were well under the thresholds contained in the director independence requirements, and no director had a direct or indirect material interest in the transactions included in the report; and
•
In determining director independence, the Board considers transactions, if any, identified in the report discussed above that affect director independence, including any transactions in which the amounts reported were above the threshold contained in the director independence requirements and in which a director had a direct or indirect material interest. No such transactions were identified and, as a result, no such transactions were considered by the Board.

As a result of its review process, the Board affirmatively determined that 8 of its 9 directors are independent. The only member of the Board who is not independent is Mr. Behrman, who is the Chairman, President and Chief Executive Officer of the Company.

Communication with the Board

Our Board believes that it is important for us to have a process whereby stockholders may send communications to the Board. Stockholders and interested parties who wish to communicate with the Board, the Chairman, the independent directors as a group, or a particular director, may do so by sending a letter to the Chairman of the Board of Directors at 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116. Please indicate on the mailing envelope a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder or an interested party and clearly state whether the intended recipients are all members of the Board, the Chairman, the independent directors, non-management directors, or only certain specified individual directors. The Chairman will make copies of all such letters and circulate them to the appropriate director or directors.

Policy as to Related Party Transactions

We maintain a formal written policy for the review, approval and ratification of transactions with related parties. The policy covers transactions between the Company and our senior officers, directors, director nominees, 5% stockholders, any person who is an immediate family member of any of the foregoing persons and any entity that is owned or controlled by any of the foregoing persons or in which a person listed above has a substantial ownership interest. The policy generally applies to any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant and (iii) any related party has or will have a director or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). Pursuant to the policy, any anticipated or contemplated transaction between us and a related party are initially reviewed for approval by our Management Executive Committee (the “Executive Committee”). The Executive Committee then submits its recommendation to the Audit Committee for final approval or disapproval. In determining whether to approve or ratify a transaction, the Audit Committee takes into account, among other factors it deems appropriate, (i) whether there is an appropriate business justification for the transaction and whether the transaction was undertaken in the Company’s ordinary course of business, (ii) whether the transaction was initiated by the Company, a Company subsidiary or the related party, (iii) the benefits that accrue to LSB as a result of the transaction, (iv) whether the transaction is on terms no less favorable than terms generally available to an

LSB Industries, Inc. Proxy Statement 32

unaffiliated third-party under the same or similar circumstances, (v) the approximate dollar value of the amount involved in the transaction, particularly the amount or extent of the related party’s interest in the transaction, (vi) whether the transaction is material to the Company, (vii) the effect of the transaction on a director’s independence (if the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer), (viii) the availability of other sources for comparable products or services, (ix) whether it is a single transaction or a series of ongoing related transactions, (x) whether entering into the transaction would be consistent with our Code of Ethics and Code of Conduct and (xi) any other information regarding the transaction or the related party that would be material to investors in light of the circumstances of the transaction.

During 2025, LSB did not have any related party transactions requiring review by the Audit Committee or the Board as a whole.

Our Named Executive Officers

MARK T. BEHRMAN

Mr. Behrman, age 63, became our Chairman and Chief Executive Officer in August 2024. He previously served as the Company’s President and Chief Executive Officer from December 30, 2018 through August 2024, as the Company’s Executive Vice President and Chief Financial Officer from June 2015 to December 2018 and as Senior Vice President of Corporate Development from March 2014 to June 2015. Mr. Behrman’s biographical information is set forth on page 17 of this Proxy.

CHERYL A. MAGUIRE

Ms. Maguire, age 48, became the Company’s Executive Vice President and Chief Financial Officer in January 2020. She was previously the Company’s Senior Vice President and Chief Financial Officer. She joined the Company as Vice President, Financial Planning and Accounting in November 2015. She has more than 20 years of financial and accounting experience across manufacturing and energy industries. Prior to joining the Company, Ms. Maguire served as a Senior Manager of financial planning and analysis with LyondellBasell, a large international plastics, chemicals and refining company, from July 2012 to June 2015. Ms. Maguire was previously head of external reporting, corporate accounting, accounting policy and financial analysis at Petroplus, a European Refining company. During her career, Ms. Maguire was integral to the financial integration of large-scale acquisitions, the execution of multiple debt and equity transactions and the implementation of several corporate restructurings and business turnarounds. She began her career at Grant Thornton LLP. Ms. Maguire holds a Bachelor of Business Administration from the University of Prince Edward Island and is a certified public accountant.

MICHAEL J. FOSTER

Mr. Foster, age 59, became the Company’s Executive Vice President, General Counsel and Secretary on December 30, 2018. He joined the Company as Senior Vice President, General Counsel and Secretary in January 2016. Immediately prior to joining the Company, Mr. Foster was engaged in the private practice of

33 Proxy Statement LSB Industries, Inc.

law. From 2007 to 2014 Mr. Foster served as the Senior Vice President, General Counsel and Secretary for Tronox (NYSE:TROX), a global mining and manufacturing firm. Before his appointment as the Tronox General Counsel, Mr. Foster served as its Managing Counsel leading the operations of the Tronox legal team following its spin-off from Kerr-McGee Corporation. Prior to the Tronox spin-off, Mr. Foster served as a member of the Kerr-McGee legal team. His earlier experience includes nearly five years in the midstream energy industry and more than five years in the public and private practice of law. Mr. Foster holds a Bachelor of Science degree in Agriculture Science from the University of Illinois Urbana-Champaign and a Juris Doctor degree from the University of Tulsa.

DAMIEN J. RENWICK

Mr. Renwick, age 49, became the Company’s Executive Vice President and Chief Commercial Officer in January 2021. Mr. Renwick has more than 17 years of experience in the chemical industry, most recently with Houston-based Cyanco where he was President of Cyanco International and held the additional position of Chief Commercial Officer. Prior to this, Mr. Renwick was with Perth, Australia-based Wesfarmers Limited, one of Australia’s largest listed companies. There he held various positions of increasing responsibility in the Chemicals, Energy and Fertilizers division, including Director and General Manager of Australian Gold Reagents, and Commercial Manager, Ammonium Nitrate. Mr. Renwick has led and executed multiple significant commercial transactions to underpin large-scale capital investment projects, led large improvements in operating and safety performance of product on plants and been deeply involved in numerous capital growth projects and acquisition and divestment transactions and evaluations. He began his career with Arthur Andersen in its consulting division. Mr. Renwick holds a Bachelor of Engineering (Honors) and a Bachelor of Commerce from the University of Western Australia.

SCOTT D. BEMIS

Mr. Bemis, age 56, became the Company’s Executive Vice President, Manufacturing in May 2024. Mr. Bemis has more than 32 years of experience in chemical manufacturing, including leadership roles with Dow Chemical Company and DuPont Water and Protection. Most recently, he served as the Kemerton Site Director for Albemarle Energy Storage from 2023 to May 2024 and as the Richburg MegaFlex Site Director from 2022 to 2023, Site Director for DuPont’s Spruance site from 2021 to 2022 and Integrated Operations Leader for Dupont’s Water and Protection business from 2020 to 2021.Mr. Bemis brings with him broad experience in leading large manufacturing teams, research and development (R&D), large capital projects, reliability, maintenance, environmental, health and safety (EH&S) and regulatory functions. Mr. Bemis holds a Master of Business Administration from the University of Houston–Clear Lake and a Bachelor of Science in Chemical Engineering from the University of Arizona.

LSB Industries, Inc. Proxy Statement 34

Executive Compensation

Compensation Discussion and Analysis

Overview of Executive Compensation Program

This Compensation Discussion and Analysis describes our compensation philosophy, objectives, policies and practices framed within the context of the chemical manufacturing industry, our specific strategy and the performance of our NEOs for 2025.

Our NEOs for 2025 were:

Mark T. Behrman	Chairman and Chief Executive Officer
Cheryl A. Maguire	Executive Vice President and Chief Financial Officer
Michael J. Foster	Executive Vice President, General Counsel and Secretary
Damien J. Renwick	Executive Vice President and Chief Commercial Officer
Scott D. Bemis	Executive Vice President, Manufacturing

Compensation Principles

Our executive compensation program ties strategy and performance to compensation, including equity-based compensation. This is intended to focus our executive team on the long-term success of the Company and to further align their interests with the interests of our stockholders. Our executive compensation program is designed to assist us in attracting, motivating and retaining exceptional talent with skills across a diverse set of capabilities. This allows us to continue improving our operational and financial performance, which is essential to achieving the long-term success of our business and the sharing our success with our customers, stockholders and other stakeholders.

The following principles guide the Compensation Committee in the management, design, and administration of our executive compensation program, while supporting the core value of our compensation philosophy of pay-for-performance:

•
Link to our business strategy and long-term value creation;
•
Achieve market competitiveness;
•
Align with good governance practices; and
•
Mitigate compensation risk.

The following table summarizes how we seek to achieve our compensation principles, and highlights key risk-mitigating features incorporated into our processes and programs:

Compensation Plan Design

✓	Executive compensation program is simple and transparent;
✓	Compensation is balanced between fixed and variable compensation, with a significant part of NEO total direct compensation (salary plus annual incentive plus long-term incentive) being at-risk;
✓	Level of fixed compensation is designed to promote retention;
✓	Performance targets are derived from LSB’s annual business plan and longer-term strategic business plan objectives;
✓	Long-term incentive plan has threshold performance levels (below which payouts are not made) and is capped at two times target payout;
✓	Total direct compensation is benchmarked versus relevant peers while also considering internal equity and other factors; and
✓	Judgment is applied to address individual circumstances.

Corporate Governance

✓	Independent Compensation Committee oversees all aspects of executive compensation to assess potential impact on business risk (including human resource risk);

35 Proxy Statement LSB Industries, Inc.

✓	Compensation Committee retains an independent compensation consultant;
✓	Incentive Compensation Recoupment Policy (the “Recoupment Policy”) applies to incentive-based compensation;
✓	NEOs are subject to mandatory Management Stock Ownership Guidelines;
✓	Directors and officers are subject to an insider trading and anti-hedging and pledging policy;
✓

Double trigger change in control provisions, requiring both a change in control and a qualifying termination of the executive’s employment, are embedded in employment contracts and long-term incentive plans; and

✓	Stockholders have an annual “say on pay” vote.

The Compensation Committee reviews and recommends to the Board the compensation philosophy, strategy and principles, and program design, as well as oversees the administration of our executive compensation plans, policies and programs.

The Compensation Committee is composed of independent directors who have been determined by the Board to possess human capital literacy, meaning an understanding of compensation theory and practice, human resources management and development, succession planning and executive development. Such knowledge and capability includes:

•
current or prior experience working as a chief executive or senior officer of a major organization (which provides significant financial and human resources experience);
•
involvement on board compensation committees of other entities;
•
experience and education pertaining to financial accounting and reporting, which is integral to managing executive incentive compensation; and/or
•
familiarity with internal financial controls. This knowledge and experience, in conjunction with a comprehensive compensation decision-making process and the support of its independent compensation consultant, enables the Compensation Committee to formulate informed compensation decisions or recommendations for Board approval. One of the primary purposes of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities for executive compensation. Together with the Board, the Compensation Committee is committed to getting LSB’s approach to human capital and talent management matters and compensation right, both for stockholders and for the Company’s long-term success.

The executive compensation elements of our Compensation Committee’s charter focus on:

•
Evaluating executives’ performance and recommending appropriate compensation in light of that performance;
•
Overseeing the compensation elements that deliver pay-for-performance;
•
Mitigating compensation risk; and
•
Putting in place a process to determine competitive compensation levels and overseeing the execution of this process.

To support the decision-making process, the Compensation Committee receives input from management and an independent compensation consultant. The Compensation Committee considers the data provided by and the advice of its independent compensation consultant, as well as many other factors. Ultimately, all decisions and recommendations to the Board are the Compensation Committee’s own. The Compensation Committee reviews the performance goals for the CEO, assesses the CEO’s performance, and makes compensation recommendations for the CEO to the other independent members of the Board for approval. With respect to the other executive officers, the CEO’s assessment of their performance is taken into account by the Compensation Committee when making compensation recommendations to the Board. The Compensation Committee reviews and approves the compensation structure and evaluation process for the CEO and the executives who report directly to the CEO.

LSB Industries, Inc. Proxy Statement 36

Executive Compensation Program Risk Management

We endeavor to mitigate executive compensation risk through appropriate oversight of our executive compensation program, through our executive compensation plan design (as outlined below) and through our corporate governance policies. We also seek to motivate certain behaviors that encourage appropriate risk-taking to drive performance in accordance with our risk profile. As part of its risk management role, the Compensation Committee:

•
Actively engages with senior Company leaders to understand the connection between our executive compensation program and business strategy;
•
Determines compensation plan design, the selection of peer groups, the elements of compensation and program participation, in order to assess potential impact on business risk (including human resource risk);
•
Retains an independent compensation consultant to provide independent advice on market data, plan design and current good corporate governance practices;
•
Oversees a robust process to assess performance; and
•
Considers the implications of the potential risks associated with the Company’s compensation policies and practices.

Our executive compensation program is designed to provide competitive levels of reward that are responsive to Company and individual performance but do not incentivize risk taking that is reasonably likely to have a material adverse effect on the Company. In reaching the conclusion that our executive compensation program does not create risks that are reasonably likely to have a material adverse effect on us, the Compensation Committee examined the various elements of our executive compensation program and our risk mitigation controls. In particular, numerous factors were considered, including:

•
Absence of significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long-term goals of the Company;
•
Provision of a mix of short-term and long-term compensation;
•
Type of equity awards granted to employees and level of equity and equity award holdings; and
•
Historical emphasis on long-term growth and profitability, over short-term gains.

Specific corporate governance policies related to compensation risk management include the following:

•
Recoupment Policy. In 2023, we updated our Recoupment Policy to comply with SEC and NYSE listing rules. The Recoupment Policy requires, subject to limited exceptions, current and former executive officers of the Company to return erroneously awarded incentive-based compensation in the event the Company is required to restate its financial statements due to material noncompliance with financial reporting requirements under federal securities laws.
•
Mandatory Stock Ownership Guidelines. Our NEOs are subject to our mandatory Management Stock Ownership Guidelines of five times salary for the CEO and three times salary for our other executive officers (as described in further detail below).
•
Insider Trading and Pledging and Hedging Policies. Our Insider Trading Policy governs the trading of Company securities by insiders and prohibits directors and officers from entering into derivative or similar transactions with respect to their securities of the Company, holding their securities in a margin account or pledging their securities as collateral for loans, because such arrangements could reduce the risk of equity ownership by directors and officers and negate the alignment of interests of directors and officers with those of stockholders. Specifically, our Insider Trading Policy governs transactions in LSB securities by our directors, officers and employees, as well as their respective immediate family members. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE listing standards. While we are not subject to the Insider Trading Policy, we do not trade in our securities when in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans. Our Insider Trading Policy requires that any officer, director or applicable member of management wishing to engage in any transaction in our

37 Proxy Statement LSB Industries, Inc.

securities must pre-clear such transaction with our General Counsel at least two business days prior to the proposed transaction.

These policies are available for review at:

https://investors.lsbindustries.com/corporate-governance-highlights

Compensation Philosophy –

How Executive Pay is Linked to Company Performance

Our executive compensation program is designed to incentivize and motivate our executive officers to lead and manage our business well over the long-term, to drive performance improvements, and to increase stockholder value. It is also designed to enable us to compete effectively with other companies in attracting, motivating and retaining talented executives.

The incentive compensation elements of our program are designed to align closely the financial interests of our executives with those of our stockholders. We believe the portion of compensation that is at-risk and tied to organization-wide performance metrics should increase as the level of responsibility increases.

Because of the inherent risk in chemical operations, we place a high priority on our leaders to create, maintain and reinforce a strong safety culture. Because of the environmental risks in our business, we also place a high priority on managing our operations responsibly and sustainably.

We regularly assess how our executive compensation program compares to companies with a similar profile to ours. Our objective is to deliver compensation at a competitive market level that will enable executive officers who demonstrate consistent performance over a multi-year period to earn compensation that is competitive and consistent with or above targeted total compensation. Conversely, the program is designed to pay less than the annual target compensation when performance does not meet expectations. Individual executive compensation may be above or below the annual targeted compensation level, based on our performance; economic and market conditions; the individual’s performance, contribution to the organization, experience, expertise, and skills; and other relevant factors. Please see the discussion of our Compensation Framework below for further information.

Compensation Framework

In accordance with our compensation philosophy, the salary and benefits for executive officers provide the secure fixed compensation component that the Compensation Committee feels is necessary to attract and retain key executive talent. The combination of annual and long-term incentives is designed to motivate the execution of our business strategy in a manner that creates stockholder value while retaining executive talent and aligning our executives' interests with those of our stockholders.

The three elements of total direct compensation for our NEOs are: (i) base salary, (ii) short-term incentive awards and (iii) long-term incentive awards. Unlike base salary, which is fixed annually, short-term and long-term incentive awards each represent variable, at risk, compensation. These three elements are balanced such that a portion of each NEO’s compensation is contingent on performance over both the short and longer-term. The Compensation Committee has adopted and implemented core principles that form the framework for our executive compensation program. We believe that the Company’s executive compensation program clearly aligns executive compensation opportunities with our Company’s long-term strategic plan and provide accountability for long-term results.

The combination of the fixed and at-risk compensation components provides our executives with a competitive compensation package that is designed to meet our needs and the expectations of our stockholders.

LSB Industries, Inc. Proxy Statement 38

Our 2025 compensation elements included:

Compensation Element	Performance Period	Performance Measures	Purpose of Compensation Element

Base Salary	• Not applicable	• Pay aligned with scope of responsibilities and experience	• Provides competitive fixed pay • Attract and maintain key managerial talent

Performance Annual Incentive Award (Short-Term Incentive)	• 1 year	• Environmental, Health & Safety • Financial and operational performance measures	• Promotes achievement of shorter-term performance goals

Equity Grants (Long-Term Incentive)	• 3 years	Depending on form of grant: • Time-based 50% (vesting ratably over 3 years) • Relative stock-return metrics and/or other performance goals 50% (e.g. return on net assets)	• Further align executives’ and stockholders’ interests • Retains talent with long-term wealth accumulation opportunities • Ties compensation to a longer-term performance goal, in the case of PSUs

Perquisites and Other Benefits	• Not applicable	• Not applicable	• Allows the Company to remain competitive among its peers to attract and retain key talent

For 2025, the pay mix, as between salary, short-term incentives and long-term incentives, is below, determined using actual amounts earned for short-term incentives and assuming target performance for long-term incentives, where applicable, and based on the grant date fair value of any equity awards.

CEO Pay Mix	Other NEO Pay Mix

39 Proxy Statement LSB Industries, Inc.

Role of Executive Officers in Compensation Decisions

Our CEO annually reviews the performance of each of our executive officers (other than himself) and provides recommendations to the Compensation Committee with respect to salary, annual incentive award, equity compensation, and other benefits for such executive officers. The Compensation Committee reviews these recommendations while considering the Company’s compensation philosophy and objectives. In determining recommendations for the compensation for our CEO, the Compensation Committee reviews his responsibilities and performance. Such review includes regular meetings with our CEO, consideration of the Compensation Committee’s observations of his performance during the applicable year, and overall Company performance against short-term and long-term goals. When appropriate, executive officers are invited by the Compensation Committee to provide insight regarding Company and individual performance and feedback regarding compensation structure. Executive officers are not present at any meeting of the Compensation Committee while their own compensation is being discussed or determined.

Compensation Peer Group

LSB benchmarks executive officer compensation levels using a peer group of companies (the “Compensation Peer Group”). The Compensation Committee annually commissions its independent compensation consultant to review the criteria and composition of the peer group. The Compensation Peer Group utilized in making the compensation decisions for 2025 was composed of the following companies:

Advansix Inc.

American Vanguard Corporation

Balchem Corporation

Chemtrade Logistics Income Fund

Compass Minerals International, Inc.

CSW Industrials, Inc.

CVR Partners, LP

Ecovyst, Inc.

Hawkins, Inc.

Ingevity Corporation

Intrepid Potash, Inc.

Orion S.A.

Quaker Chemical Corporation

REX American Resources Corp.

Rogers Corporation

Overall, the Compensation Committee uses a number of factors when determining compensation for each executive, including a broad range of market data, corporate performance, executive performance, and competitive labor conditions, among others.

The Compensation Committee, in consultation with its independent compensation consultant, evaluates the composition of the Compensation Peer Group by evaluating, among other things, the industry or business models, annual revenues, market capitalization, and geographic locations of potential Compensation Peer Group companies, as well as those companies that are perceived competitors for talent.

Setting Executive Compensation

The Compensation Committee annually sets cash and non-cash executive compensation to reward the executive officers for achievement of, and to motivate the executive officers to achieve, near-term and long-term business objectives. The Compensation Committee also reviews the compensation information of our Compensation Peer Group companies. As described in more detail below, in 2025, the Compensation Committee engaged Compensation Strategies as its independent compensation consultants to assist the Compensation Committee in conducting its review of our executive compensation program. The information provided by the independent compensation consultant is used to determine how our executive compensation

LSB Industries, Inc. Proxy Statement 40

program compares to those of our Compensation Peer Group and the market generally, as further described below.

In setting compensation, the Compensation Committee also considers the allocation between cash and non-cash compensation amounts, and near-term and long-term compensation, but does not have a specific formula or required allocation between such compensation types. In each case, such allocation is considered as part of the overall compensation determination.

During 2025, the Compensation Committee compared the CEO’s total compensation to the total compensation of our other executive officers. However, the Compensation Committee has not established a target ratio between total compensation of the CEO and the median total compensation level for the next lower tier of management. The Compensation Committee also considers internal pay equity among the executive officers, the relationship between the executive officers, and average compensation of all employees to maintain compensation levels that are consistent with the individual contributions and responsibilities of those executive officers. The Compensation Committee does not consider amounts payable under severance agreements when setting the annual compensation of the executive officers.

Base Salary

The Compensation Committee annually reviews and adjusts salaries based on changes in the market, including Compensation Peer Group data, responsibilities and performance against job expectations, strategic importance and experience and tenure. The following table sets forth the base salaries for each of our NEOs as of the end of 2025. The Compensation Committee, based upon its annual review and overall market conditions, approved increases to the base salaries of each of our NEOs for 2026. The increases went into effect on February 28, 2026.

Named Executive Officer	2025 Base Salary	2026 Base Salary
Mark T. Behrman	$800,000	$826,000
Cheryl A. Maguire	$453,000	$468,000
Michael J. Foster	$450,000	$464,000
Damien J. Renwick	$425,000	$439,000
Scott D. Bemis	$358,000	$369,000

Short-Term (Annual) Incentive Plan

Executive officers participate in the Company’s Short-Term Incentive Plan (the “STI Plan”), our annual performance bonus plan. The STI Plan provides the opportunity for annual cash payments tied directly to the achievement of key pre-established financial and operational goals. The Compensation Committee sets goals derived from our strategic plan that are designed to further align the interests of our executive officers with the interests of our stockholders.

Our STI Plan is a key element in supporting our pay-for-performance philosophy. Each executive officer’s annual incentive opportunity is determined by performance in up to three categories, with an emphasis on key operating and financial metrics:

•
Environmental, Health & Safety performance;
•
Company Adjusted EBITDA; and
•
Ammonia Production Rates.

Annual incentive targets are set as a percentage of salary, with actual payouts based on a performance multiplier dependent on the achievement of predetermined annual goals. The annual incentive targets for Mr. Behrman, Mr. Foster and Ms. Maguire were established in their respective employment agreements. Mr. Bemis’ and Mr. Renwick’s payout targets were established upon the beginning of their employment with the Company. At the end of each year, the Compensation Committee determines the actual achievement of each performance goal. The Compensation Committee and the Board have the ability to apply informed judgment to adjust outcomes based on market, operational and other realities that may not have been contemplated in the scorecard formula.

41 Proxy Statement LSB Industries, Inc.

In 2025, the Compensation Committee did not adjust the STI multiplier which was set at 1.0 and applied to the bonus amounts earned based on the achievement of the annual goals described above and below.

Category	Performance Metric
Environmental, Health & Safety performance	Achieve Total Recordable Injury Rate (TRIR) company-wide Achieve Process Safety Tier I Incidents (PSI) company-wide Achieve Reportable Environmental Events company-wide
LSB Corporate Financial Performance	Achieve Adjusted EBITDA at budget
Production Rates	Achieve NH3 production at budget

NEO	2025 Salary	Target Annual Incentive (% of Salary)	Safety & Environmental Performance		Adjusted EBITDA		NH3 Production		Overall Multiplier	Overall Payout (% of Target)	2025 STI Plan Payout
			Weight	Weighted Payout (1)	Weight	Weighted Payout (2)	Weight	Weighted Payout (3)
Mark T. Behrman	$800,000	110%	25%	0%	50%	200%	25%	86%	100%	122%	$1,073,600
Cheryl A. Maguire	$453,000	75%	25%	0%	50%	200%	25%	86%	100%	122%	$414,495
Michael J. Foster	$450,000	70%	25%	0%	50%	200%	25%	86%	100%	122%	$384,300
Damien J. Renwick	$425,000	70%	25%	0%	50%	200%	25%	86%	100%	122%	$362,950
Scott D. Bemis	$358,000	60%	25%	0%	50%	200%	25%	86%	100%	122%	$262,056

(1)
The achievement during 2025 for Safety and Environmental performance was below threshold which resulted in no payout for this portion of the annual bonus.
(2)
The achievement during 2025 for Adjusted EBITDA performance was 200.0% resulting in a 100.0% payout for this portion of the annual bonus.
(3)
The achievement during 2025 for ammonia production performance was 86.06% resulting in a 21.51% payout for this portion of the annual bonus. The values in this column are rounded to whole percentages for presentation purposes.

Long-Term (Equity) Incentive Plan

We award long-term performance equity awards to our executive officers under the terms of the LSB Industries, Inc. 2025 Long-Term Incentive Plan (the “2025 LTIP”) which was adopted by the Board on April 9, 2025, and approved by stockholders at the 2025 annual meeting of stockholders. The Compensation Committee, with the input of its independent compensation consultant, designed the 2025 LTIP to further align executive officer compensation with stockholders’ interests and to serve as a retention tool. The Compensation Committee believes the 2025 LTIP allows us to continue to motivate our executive officers through the grant of equity-based awards and provides the Compensation Committee flexibility to grant different types of equity, equity-based, and cash awards in the future.

Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or shares of common stock) under the 2025 LTIP may be made subject to the attainment of “performance goals” relating to one or more business criteria used to measure the performance of the Company as a whole or any business unit of the Company, which are established and approved by the Compensation Committee in its sole discretion and may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; injury rates; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and

LSB Industries, Inc. Proxy Statement 42

amortization (“EBITDA”); adjusted EBITDA and ratios based on adjusted EBITDA; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; any measure relating to revenue generation; sales or revenue growth; price of the Company’s common stock or similar value (including, the daily volume weighted average price of a share); return on assets, return on net assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or relative or absolute total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences.

The Compensation Committee evaluates each executive officer’s performance on an annual basis and grants equity awards, and, for each executive officer, determines the allocation between time-based grants and performance-based grants.

Both the time-based and the performance-based awards generally vest over a three-year period. Time-based awards, in the form of restricted stock units, vest one-third on each of the first three anniversaries of the date of grant. Performance-based awards, in the form of performance-based restricted stock units, vest after the end of the three-year performance measurement period. We believe both award types link the value of payments to the long-term results of the Company.

2025 Long-Term Incentive Awards

The 2025 grants for each of our NEOs included performance-based and time-based restricted stock units as further described below.

		RSU		PSU		Total RSU &Target PSU
Name	Grant Date	Percent Weight of Total Grant	(#)	Percent Weight of Total Grant	Target (#)	(#)
Mark T. Behrman	1/16/2025	50%	142,077	50%	142,077	284,154
Cheryl A. Maguire	1/16/2025	50%	27,213	50%	27,213	54,426
Michael J. Foster	1/16/2025	50%	24,590	50%	24,590	49,180
Damien J. Renwick	1/16/2025	50%	22,077	50%	22,077	44,154
Scott D. Bemis	1/16/2025	50%	9,781	50%	9,781	19,562

The performance metric for the 2025 performance-based grants was total shareholder return (“TSR”) relative to a peer group measured annually over a three-year performance period. The peer group utilized for relative TSR ranking included the following companies: AdvanSix Inc., American Vanguard Corporation, Balchem Corporation, Compass Minerals International, CSW Industrials, Inc., CVR Partners, LP, EcovystInc., Hawkins, Inc., Haynes International, Inc., Ingevity Corporation, Intrepid Potash, Inc., Livent Corp., Orion Engineered Carbons S.A, Quaker Chemical Corporation and US Silica Holdings, Inc. The TSR peer group is different from the Compensation Peer Group as the TSR peer companies were selected based on industry and competitive comparability as opposed to compensation benchmarking. The Compensation Committee determined that this performance metric was a good measure of overall Company performance. For performance on the relative TSR metric that is above the threshold, vesting will result in a range of 50%-200% of the target vesting, except the payout will be capped at target if our TSR for the three-year period is negative.

Performance Awards Vested in 2025

For the performance-based restricted stock units granted on January 20, 2022 to all of the then-serving NEOs, the awards were settled based on the Company’s achievement of (i) absolute total shareholder return (ATSR) and (ii) fixed costs per ton of ammonia, in each case, measured annually over the three-year performance period ended December 31, 2025 as follows:

43 Proxy Statement LSB Industries, Inc.

		Performance Metric - ATSR			Performance Metric - Fixed Costs per Ton of NH3
Name	Grant Date	Target Units Granted	Vesting %	Units Vested	Target Units Granted	Vesting %	Units Vested	Total Units Vested
Mark T. Behrman	1/20/2022	44,468	66.67%	29,646	44,469	0%	—	29,646
Cheryl A. Maguire	1/20/2022	9,203	66.67%	6,135	9,203	0%	—	6,135
Michael J. Foster	1/20/2022	9,710	66.67%	6,473	9,710	0%	—	6,473
Damien J. Renwick	1/20/2022	5,991	66.67%	3,994	5,990	0%	—	3,994

2026 Long-Term Incentive Awards

On February 4, 2026, the Compensation Committee approved the grant of long-term incentive awards pursuant to the 2025 LTIP to the NEOs. As in past years, the grant included time-based and performance-based awards.

The award agreements remain materially consistent with prior awards, with the exception of updating the performance mechanics, including the performance metrics and measurement criteria used to determine the number of performance-based restricted stock units that may be earned upon certification of performance by the Compensation Committee, and adding accelerated vesting upon the executive’s Qualifying Retirement (as defined below). See “Actions Taken After Fiscal Year-End” below for additional information.

Perquisites and Other Personal Benefits

The Compensation Committee believes that perquisites and personal benefits can be an appropriate component of total compensation that can contribute to our ability to attract and retain talented executives. Accordingly, the Company provided our NEOs with limited perquisites and personal benefits in 2025 that were consistent with our overall executive compensation program, including an automobile allowance for Mr. Behrman, Mr. Foster and Mr. Renwick and country club dues for Mr. Behrman.

The Compensation Committee periodically reviews the levels of perquisites provided to the NEOs to determine whether such perquisites are consistent with our compensation policies.

Consideration of Stockholder Say-On-Pay Advisory and Say-on-Frequency Votes

At our annual meeting of stockholders held in May 2025, approximately 98% of the total votes cast on our say-on-pay proposal approved the compensation of our NEOs on a non-binding, advisory basis. The Compensation Committee and the Board believe that this affirms our stockholders’ support of our approach to executive compensation and did not make any changes as a direct result of this vote. Any concerns and comments raised by our stockholders related to our executive compensation program are considered by the Compensation Committee as it completes its periodic reviews of our executive compensation program and considers any potential changes to the program.

The Compensation Committee will continue to consider feedback it receives from stockholders and proxy advisory firms when making future compensation decisions for our NEOs, including when negotiating any future employment agreements.

In accordance with the advisory vote on the frequency of the stockholder advisory vote on executive compensation submitted to the stockholders at the Company annual meeting of stockholders held in May 2023, the Company will continue to hold a stockholder advisory vote on executive pay on an annual basis until the next required advisory vote on the frequency of such votes which, in accordance with applicable law, will occur no later than the Company’s 2029 annual meeting.

Use of Compensation Consultants

The Compensation Committee has the sole authority to hire and terminate its independent compensation consultant, approve its compensation, determine the nature and scope of its services, and evaluate its performance. In 2025, the Compensation Committee engaged Compensation Strategies as its independent compensation consultant to provide information to the Compensation Committee to assist it in making

LSB Industries, Inc. Proxy Statement 44

determinations regarding our executive compensation program for our executive officers and non-employee directors.

In August and November 2025, Compensation Strategies provided the Compensation Committee with, among other things, a competitive pay analysis comparing the compensation of our executive officers against peer group compensation statistics, 2026 program design advice, an independent review of 2026 compensation proposals developed by management, comparative analysis of non-employee director compensation, including compensation for the regular and special committees of the Board, review of trends and regulatory developments, and assistance with peer group review.

A representative from Compensation Strategies attended the January, March, May, August, and November meetings of the Compensation Committee during 2025. Compensation Strategies did not perform any services for the Company or its management other than those described above.

Compensation Strategies provides information and data to the Compensation Committee from its surveys, proprietary databases and other sources, which the Compensation Committee utilizes along with information provided by management and obtained from other sources. In making its decisions, the Compensation Committee reviews such information and data provided to it by Compensation Strategies and management and also draws on the knowledge and experience of its members as well as the expertise and information from within the Company, including from the Company’s human resources, legal, and finance groups. The Compensation Committee considers executive and non-employee director compensation matters at its quarterly meetings and at special meetings as needed based on our annual compensation schedule.

In connection with its engagement of Compensation Strategies, the Compensation Committee considered various factors bearing upon Compensation Strategies’ independence including, but not limited to, the amount of fees received by Compensation Strategies from the Company as a percentage of Compensation Strategies’ total revenue, Compensation Strategies’ policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Compensations Strategies’ independence. After reviewing these and other factors, the Compensation Committee determined that Compensation Strategies is independent and that its engagement did not present any conflicts of interest. In 2025, we paid Compensation Strategies for the services it provided to the Compensation Committee.

Equity Award Timing Policy

We do not currently grant awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of such awards in relation to the disclosure of material non-public information by the Company. If in the future we determine to grant new awards of options, stock appreciation rights, or similar option-like instruments, we will establish a policy regarding the timing of such awards in relation to the disclosure of material non-public information, and the Board will evaluate the appropriate steps to take in relation to the foregoing.

Employment Agreements

The Compensation Committee believes that executive employment agreements are an integral component of our competitive executive compensation program. Our employment agreements are an important risk management tool that creates continuity in severance and other benefits upon certain termination events. Mr. Behrman, Ms. Maguire, and Mr. Foster are each a party to an executive employment agreement in the Company’s standard form, which was implemented in 2018. Mr. Bemis and Mr. Renwick are not party to employment agreements but each is party to a severance and change in control agreement.

Mark T. Behrman

2018 Behrman Agreement—On December 30, 2018, we entered into an employment agreement with Mr. Behrman. The employment agreement provides, in part, that Mr. Behrman will:

•
Serve as our President and CEO for an initial term of one year, with automatic one-year extensions until terminated by either party in accordance with the 2018 Behrman Agreement;
•
Receive an annual base salary of at least $650,000; and

45 Proxy Statement LSB Industries, Inc.

•
Be eligible to receive an annual cash performance bonus equal to between 0% and 200% of his base salary, with a target of at least 100% of base salary, depending on the Company’s achievement of Performance Criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Behrman will be subject to non-competition and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see “Potential Payments Upon Termination or Change in Control” on page 53.

2026 Side Letter—On February 10, 2026, the Company entered into a side letter agreement with Mark T. Behrman (the “Side Letter”), which amends all of Mr. Behrman’s outstanding equity awards to incorporate qualifying retirement provisions. See “Actions Taken After Fiscal Year-End” below for additional information.

Cheryl A. Maguire

2018 Maguire Agreement—On December 30, 2018, we entered into an employment agreement with Ms. Maguire. The agreement provides, in part, that Ms. Maguire will:

•
Serve as our Senior Vice President and Chief Financial Officer (Ms. Maguire was since promoted to Executive Vice President and Chief Financial Officer) for an initial term of one year, with automatic one-year extensions until terminated by either party in accordance with the 2018 Maguire Agreement;
•
Receive an annual base salary of at least $370,000; and
•
Be eligible to receive an annual cash performance bonus equal to between 0% and 120% of her base salary, with a target of at least 60% of base salary, depending on the Company’s achievement of Performance Criteria, as determined by the Compensation Committee.

Following her termination of employment, Ms. Maguire will be subject to non-competition and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see “Potential Payments Upon Termination or Change in Control” on page 53.

Michael J. Foster

2018 Foster Agreement—On December 30, 2018, we entered into an employment agreement with Mr. Foster. The agreement provides, in part, that Mr. Foster will:

•
Serve as our Executive Vice President, General Counsel and Secretary for an initial term of one year, with automatic one-year extensions until terminated by either party in accordance with the 2018 Foster Agreement;
•
Receive an annual base salary of at least $390,000; and
•
Be eligible to receive an annual cash performance bonus equal to between 0% and 140% of his base salary, with a target of at least 70% of base salary, depending on the Company’s achievement of certain Performance Criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Foster will be subject to non-competition and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see “Potential Payments Upon Termination or Change in Control” on page 53.

Damien J. Renwick

2026 Renwick Severance and Change in Control Agreement—On January 14, 2026, we entered into a severance and change in control agreement with Mr. Renwick, the provisions of which are described in “Potential Payments Upon Termination or Change in Control” page 53.

LSB Industries, Inc. Proxy Statement 46

Scott D. Bemis

2026 Bemis Severance and Change in Control Agreement—On January 14, 2026, we entered into a severance and change in control agreement with Mr. Bemis, the provisions of which are described in “Potential Payments Upon Termination or Change in Control” page 53.

Management Stock Ownership Requirements

The Compensation Committee has established Management Stock Ownership Requirements that are intended to further align the interests of our executive officers with the interests of our stockholders by requiring the executive officers to hold specified levels of Company stock. In keeping with our overall compensation philosophy, we believe that the equity ownership levels that they are required to maintain are high enough to appropriately incentivize our executive officers’ commitment to long-term value creation. The Compensation Committee evaluates the Management Stock Ownership Requirements at least annually. The terms of our Management Stock Ownership Requirements are set out below:

Term	Component/Description
	Position	Requirements(1)
	Chief Executive Officer	5x base salary
Target Ownership Amount(1)	Chief Financial Officer	3x base salary
	Other Executive Officers	3x base salary
Shares Counted Towards Ownership	• Shares owned outright or held in trust • Time-based vesting restricted stock units • The target number of any performance shares or units
Compliance Period	• The later of April 26, 2022 or five years from hire/promotion into covered role
Tracking Achievement	• Measure compliance on December 31 each year using 90-trading day average stock price • Notify participants and Compensation Committee of compliance/progress towards meeting guidelines
Controls
•
Once the guideline is met, participants are expected to maintain share ownership pursuant to the guideline thereafter
•
Should a participant who previously met the guideline subsequently fall below the guideline for any reason, they will be required to meet the guideline within two years

(1)
Target ownership value is calculated by multiplying the total number of shares and restricted stock units owned by the executive by the greater of the executive’s cost basis or the average share price over the last 90 days of the calendar year.

As of December 31, 2025, each of our NEOs met, exceeded or was otherwise in compliance with the stock ownership guidelines.

Tax and Accounting Implications

When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation program, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer, and the next three most highly compensated executive officers (as well as certain other executive officers whose compensation may have been subject to this limitation in prior tax years). As a result, we do not expect the compensation payable to covered employees, including our NEOs, in excess of $1 million per person in a year to be fully deductible and we have paid and will continue to pay compensation that is limited in deductibility, in whole or in part.

47 Proxy Statement LSB Industries, Inc.

We consider the accounting impact reflected in our financial statements when establishing the amounts and forms of executive compensation. We account for stock-based incentive compensation expense in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”).

Actions Taken After Fiscal Year-End

2026 Side Letter—On February 10, 2026, the Company entered into the Side Letter with Mark T. Behrman, which amends all of Mr. Behrman’s outstanding equity awards to incorporate qualifying retirement provisions. Pursuant to the Side Letter, upon a qualifying retirement, all of Mr. Behrman’s outstanding time-based restricted stock units will accelerate and vest in full. Additionally, all outstanding performance-based restricted stock units will accelerate and vest at the greater of (i) target or (ii) actual performance through the retirement date, as determined by the Compensation Committee. For the purposes of the Side Letter, a “qualifying retirement” is defined as a voluntary retirement occurring (x) on or after age 63 with at least five years of service, (y) more than one year after the applicable grant date, and (z) absence of any determination by the Company of grounds for termination for cause. All future equity awards granted to Mr. Behrman shall also include the same qualifying retirement provisions, unless otherwise agreed in writing by the Company and Mr. Behrman.

2026 Award Agreements—On February 4, 2026, each of the NEOs were granted an award of time-based and performance-based restricted stock units.

For the performance-based restricted stock units, performance is assessed annually on December 31 for each calendar year in the three-year performance period (each, a “Covered Year”), with performance objectives set no later than the 90th day of each such year.

With respect to the performance-based restricted stock units granted in 2026, for the first Covered Year, the performance metric is return on net assets, with threshold, target, and maximum performance levels corresponding to a payout ranging from 50% to 200% of the target number of performance-based restricted stock units granted. The Compensation Committee retains discretion to modify the performance metrics from year to year. A straight line interpolation will be applied between levels, and the annual payout percentage cannot exceed 200%. After performance is determined for each Covered Year, the Compensation Committee will average the annual payout percentages from each Covered Year to determine the number of performance-based restricted stock units eligible for vesting prior to application of a TSR modifier.

The number of performance-based restricted stock units eligible for vesting is then adjusted by a relative TSR modifier measured over the full three-year performance period against a defined peer group, to determine the actual number of performance-based restricted stock units earned. The TSR modifier has threshold, target, and maximum performance levels that range from 80% to 120%, with linear interpolation between points. If the Company’s absolute TSR is negative for the performance period, the TSR modifier is capped at the target level.

The award agreements provide for accelerated vesting in full upon a “Qualifying Retirement.” Under the terms of the award agreements, “Qualifying Retirement” generally means a voluntary termination of employment occurring on or after age 63, following at least five years of service with the Company, and more than one year after the grant date, provided that no grounds for termination for cause exist at the time of such termination, as determined by the Company in good faith. For performance-based restricted stock units, vesting upon a Qualifying Retirement will accelerate and vest in full at the greater of (i) the target number of restricted stock units and (ii) the number of restricted stock units earned based on actual performance through the date of such Qualifying Retirement, as determined by the Committee in its sole discretion.

LSB Industries, Inc. Proxy Statement 48

Compensation Committee Report

The Compensation Committee of the Board of Directors reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on our review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025. This report is provided by the following independent directors, who comprise the Compensation Committee.

Lynn F. White (Chair) Jonathan S. Bobb Kanna Kitamura Diana M. Peninger

The foregoing report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report.

Executive Compensation Tables

2025 Summary Compensation Table

The following table summarizes the compensation of the NEOs for 2025, 2024 and 2023 in accordance with SEC reporting rules.

Name and Principal Position	Year	Salary $	Stock Awards(1) $	Non-Equity Incentive Plan Compensation(2) $	All Other Compensation(3) $	Total $
Mark T. Behrman(4)	2025	$785,731	$3,448,209	$1,073,600	$20,255	$5,327,795
President and Chief	2024	$741,080	$3,083,451	$501,000	$18,573	$4,344,104
Executive Officer	2023	$711,815	$3,146,428	$603,000	$13,405	$4,474,648
Cheryl A. Maguire	2025	$448,961	$660,460	$414,495	$929	$1,524,845
Executive Vice President	2024	$434,500	$556,480	$200,000	$1,011	$1,191,991
and Chief Financial Officer	2023	$414,174	$568,923	$241,000	$1,052	$1,225,149
Michael J. Foster	2025	$445,692	$596,799	$384,300	$8,570	$1,435,361
Executive Vice President,	2024	$430,769	$551,380	$161,000	$7,948	$1,151,097
General Counsel and Secretary	2023	$417,585	$563,583	$223,000	$7,800	$1,211,968
Damien J. Renwick	2025	$415,557	$535,809	$362,950	$9,445	$1,323,761
Executive Vice President	2024	$387,038	$495,495	$181,000	$8,559	$1,072,092
and Chief Commercial Officer	2023	$365,808	$379,304	$200,000	$8,939	$954,051
Scott D. Bemis	2025	$349,115	$237,385	$262,056	$20,887	$869,443
Executive Vice President,	2024	$193,750	$131,474	$99,000	$36,327	$460,551
Manufacturing	2023	$—	$—	$—	$—	$—

(1) The amounts shown in this column represent the aggregate grant date fair value of the stock awards granted to our NEOs computed in accordance with FASB ASC Topic 718, determined without regard to estimated forfeitures. The amounts likely do not reflect the actual value that will be recognized by the NEOs. For performance-based awards that were based on TSR (in 2023, 2024 and 2025), the grant date fair value was determined based on Monte Carlo simulation. For performance-based awards granted in 2025, which vesting is entirely TSR based, if the highest level of performance resulting in 200% vesting is achieved, the aggregate compensation cost recognized for these awards would be $2,148,204 for Mr. Behrman, $411,461 for Ms. Maguire, $371,801 for Mr. Foster, $333,804 for Mr. Renwick, and $147,889 for Mr. Bemis. In accordance with accounting guidance, these amounts reflect a grant date fair value of $15.12 per share at the target number of shares.

(2) The amounts shown in this column represent the actual amounts earned under the STI Plan for fiscal year ended December 31, 2025. For further details regarding these awards, see “Executive Compensation-Compensation Discussion and Analysis-Compensation Framework-Short-Term (Annual) Incentive Plan.”

(3) For 2025, “All Other Compensation” includes, among other things:

• For Mr. Behrman, an automobile allowance, club related dues ($6,806), spouse airfare ($3,399) and spouse meals ($2,224);

• For Mr. Foster, an automobile allowance and spouse meals;

• For Mr. Renwick, an automobile allowance, spouse airfare and spouse meals ($1,114);

• For Ms. Maguire, spouse airfare and spouse meals ($908);

• For Mr. Bemis spouse airfare, spouse meals and a relocation bonus ($18,099); and

• For Mr. Behrman, Mr. Foster and Mr. Renwick, the automobile allowance is $7,800.

(4) All amounts shown reflect compensation paid to Mr. Behrman for his service as an executive officer. Mr Behrman did not receive additional compensation for his service as a director or Chairman of the Board.

49 Proxy Statement LSB Industries, Inc.

2025 Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to our NEOs during the fiscal year ended December 31, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Target ($)	Maximum ($)	Threshold (#)	Target (#)(3)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)

Mark T. Behrman	1/16/2025	$880,000	$1,600,000	71,039	142,077	284,154	142,077	$3,448,209

Cheryl A. Maguire	1/16/2025	$339,750	$543,600	13,607	27,213	54,426	27,213	$660,460

Michael J. Foster	1/16/2025	$315,000	$630,000	12,295	24,590	49,180	24,590	$596,799

Damien J. Renwick	1/16/2025	$297,500	$595,000	11,039	22,077	44,154	22,077	$535,809

Scott D. Bemis	1/16/2025	$250,600	$501,200	4,891	9,781	19,562	9,781	$237,385

(1)
The amounts in these columns reflect the target and maximum payout levels for the STI Plan. For further details regarding these awards, please see “Executive Compensation-Compensation Discussion and Analysis-Compensation Framework-Short-Term (Annual) Incentive Plan.”
(2)
The amounts in this column represent the performance-based restricted stock unit awards granted under the LSB Industries, Inc. 2016 Long Term Incentive Plan (the “2016 LTIP”) to Mr. Behrman, Mr. Bemis, Mr. Foster,Mr. Renwick and Ms. Maguire on January 16, 2025, assuming achievement of the performance metrics at threshold, target and maximum levels.
(3)
These performance-based grants were valued based on a Monte Carlo simulation at $15.12 per share.
(4)
The amounts in this column represent the time-based restricted stock unit awards granted to Mr. Behrman, Mr. Bemis, Mr. Foster, Mr. Renwick and Ms. Maguire on January 16, 2025 under the 2016 LTIP. These grants were valued at $9.15 per share, the closing price of our stock on the NYSE on January 15, 2025.
(5)
The amounts shown in this column represent the grant-date fair value of stock-based awards granted to our NEOs, computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures, and likely does not reflect the actual value that has or will be recognized by the NEO. The performance-based awards were based on relative TSR ranking where the grant date fair value was determined based on Monte Carlo simulation, which incorporates the probabilities of vesting at different levels depending on actual performance achieved.

LSB Industries, Inc. Proxy Statement 50

2025 Outstanding Equity Awards at Fiscal Year End

The following table contains information about outstanding equity awards held by our NEOs as of December 31, 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Mark T. Behrman	1/25/2023(4)	31,821	270,479	—	—
	1/25/2023(5)	—	—	67,884	577,014
	1/17/2024(6)	105,202	894,217	—	—
	1/17/2024(7)	—	—	157,802	1,341,317
	1/16/2025(8)	142,077	1,207,655	—	—
	1/16/2025(9)	—	—	142,077	1,207,655
Cheryl A. Maguire	1/25/2023(4)	5,754	48,909	—	—
	1/25/2023(5)	—	—	12,274	104,329
	1/17/2024(6)	18,986	161,381	—	—
	1/17/2024(7)	—	—	28,479	242,072
	1/16/2025(8)	27,213	231,311	—	—
	1/16/2025(9)	—	—	27,213	231,311
Michael J. Foster	1/25/2023(4)	5,700	48,450	—	—
	1/25/2023(5)	—	—	12,159	103,352
	1/17/2024(6)	18,812	159,902	—	—
	1/17/2024(7)	—	—	28,218	239,853
	1/16/2025(8)	24,590	209,015	—	—
	1/16/2025(9)	—	—	24,590	209,015
Damien J. Renwick	1/25/2023(4)	3,836	32,606	—	—
	1/25/2023(5)	—	—	8,183	69,556
	1/17/2024(6)	16,906	143,701	—	—
	1/17/2024(7)	—	—	25,358	215,543
	1/16/2025(8)	22,077	187,655	—	—
	1/16/2025(9)	—	—	22,077	187,655
Scott D. Bemis	6/3/2024(10)	13,402	113,917
	1/16/2025(8)			9,781	83,139
	1/16/2025(9)	9,781	83,139

(1) The amounts shown in this column reflect the number of time-based restricted stock units granted under the 2016 LTIP that are not vested as of December 31, 2025. Other than Mr. Bemis’ grant on June 3, 2024, all grants of time-based restricted stock units vest in three equal annual tranches on each anniversary of the grant date. See footnote (10) for a description of Mr. Bemis’ June 3, 2024 grant.

(2) The amounts reported in this column were calculated by multiplying the number of shares underlying unvested restricted stock units included in this table by the closing price of our common stock on the NYSE on December 31, 2025, which was $8.50.

(3) The amounts shown in this column reflect the number of performance-based restricted stock units granted under our 2016 LTIP that were not vested as of December 31, 2025. For the awards granted on January 25, 2023 the amounts represent the number of units earned over the three-year measurement period based on actual performance and which vested on January 25, 2026. For grants on January 17, 2024, and January 16, 2025, vesting is based on relative TSR ranking compared to a peer group measured on an annual basis and adjusted at the end of the applicable performance period based on the cumulative three-year TSR ranking. Since vesting for these awards include a three year cumulative TSR adjustment, the amounts disclosed in the table above represent the target number of units for the entire grant. For further details regarding the performance based vesting restricted stock unit grants made in 2025, see “Executive Compensation — Compensation Discussion and Analysis – Compensation Framework – Long-Term (Equity) Incentive Plan.”

(4) This row reflects the number of shares of common stock underlying time-based restricted stock units granted on January 25, 2023 under the 2016 LTIP, which are scheduled to vest on January 25, 2026.

(5) This row reflects the number of shares of common stock underlying performance-based restricted stock units granted on January 25, 2023 under the 2016 LTIP, which vested on January 25, 2026 based on actual performance.

(6) This row reflects the number of shares of common stock underlying time-based restricted stock units granted on January 17, 2024 under the 2016 LTIP, which vested or are scheduled to vest in equal increments on January 17, 2026 and January 17 2027.

(7) This row reflects the number of shares of common stock underlying performance-based restricted stock units granted on January 17, 2024 under the 2016 LTIP, which are scheduled to vest on January 17, 2027.

(8) This row reflects the number of shares of common stock underlying time-based restricted stock units granted on January 16 2025 under the 2016 LTIP, which vested or are scheduled to vest in equal increments on January 16, 2026, January 16, 2027 and January 16, 2028.

51 Proxy Statement LSB Industries, Inc.

(9) This row reflects the number of shares of common stock underlying performance-based restricted stock units granted on January 16, 2025 under the 2016 LTIP, which are scheduled to vest on January 16, 2028.

(10) This row reflects the number of shares of common stock underlying time-based restricted stock units granted on June 3, 2024 under the 2016 LTIP, which are scheduled to vest on June 3, 2027.

Stock Vested During 2025

The following table contains information regarding the vesting of stock awards held by our NEOs during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mark T. Behrman	143,712	$1,296,331
Cheryl A. Maguire	27,517	$248,287
Michael J. Foster	28,052	$253,152
Damien J. Renwick	20,275	$183,182
Scott D. Bemis	—	$—

(1) The amounts reported in this column represent the number of shares underlying restricted stock units that vested during 2025, without reduction for any shares withheld to satisfy applicable tax obligations.

(2) The value equals the Company's closing stock price on the business day immediately before the vesting date multiplied by the number of shares vesting or acquired on vesting.

Equity Compensation Plan Information

The following table shows, as of December 31, 2025, information with respect to our equity compensation plans under which shares of common stock are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, restricted stock units, warrants and rights (a)	Weighted average exercise price of outstanding options, restricted stock units, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(1) (c)
Equity compensation plans approved by stockholders	1,944,202	$—	8,298,941	(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	1,944,202	$—	8,298,941

As of December 31, 2025, there were restricted stock units outstanding to acquire a total of 1,944,202 shares of common stock, consisting of restricted stock units to acquire 1,846,494 and 97,708 shares of common stock under our 2016 LTIP and 2025 LTIP, respectively.

(1)
The amount in column (c) includes 3,906,969 shares that remain available for issuance under our 2025 LTIP and 4,391,972 shares that remain available for issuance under our 2022 Employee Stock Purchase Plan (the “2022 ESPP”) approved in May 2022 at our annual meeting of stockholders.
(2)
On February 4, 2026, our Board approved annual stock awards to Mr. Behrman, Mr. Bemis, Mr. Foster, Mr. Renwick and Ms. Maguire covering 490,620 shares of common stock. As of March 23, 2026, 3,530,459 shares remained available for issuance pursuant to future awards under the 2025 LTIP and 4,391,972 shares remain available for issuance pursuant to our 2022 ESPP (collectively, the “Equity Plans”). For additional information regarding our Equity Plans, please see Notes 9 and 10 to our audited financial statements included in our Annual Report on Form 10-K for fiscal year ended December 31, 2025.

LSB Industries, Inc. Proxy Statement 52

Potential Payments Upon Termination or Change in Control

Severance Payments and Benefits

As previously discussed, on December 30, 2018, we entered into an employment agreement with each of Ms. Maguire and Mr. Behrman, and Mr. Foster, (collectively, the “Employment Agreements”). While we have not entered into an employment agreement with Mr. Bemis or Mr. Renwick, we did enter into severance and change in control agreements with Mr. Bemis and Mr. Renwick effective January 14, 2026.

The Employment Agreements with our NEOs provide for potential severance payments upon the termination of the applicable NEO’s employment in certain situations, including in connection with a “change in control,” termination without “cause” by the Company or termination by the executive for “good reason,” due to nonrenewal by the Company and upon the death or permanent disability of the executive (as each term is defined in the NEO’s Employment Agreement, as applicable).

On February 10, 2026, the Company entered into the Side Letter with Mr. Behrman, which amends all of his outstanding equity awards to incorporate qualifying retirement provisions, as further described under the section titled “Actions Taken After Fiscal-Year End”.

Termination for Cause, without Good Reason, or Due to Executive’s Nonrenewal. Pursuant to the terms of the Employment Agreements, in the event of the executive’s termination by the Company for “cause” or by the executive without “good reason,” the Company has no severance obligation to the executive other than payment of accrued obligations, which are (i) earned but unpaid base salary through the date of termination, (ii) any employee benefits to which the executive has a vested entitlement as of the date of termination, (iii) accrued but unused vacation, (iv) any earned but unpaid annual bonus for a performance year that has ended on or prior to the date of termination; and (v) approved but unreimbursed eligible business expenses.

Additionally, pursuant to the terms of the applicable restricted stock unit award agreements with our NEOs (including Mr. Bemis and Mr. Renwick), all unvested restricted stock units will be forfeited by the executive (including Mr. Bemis and Mr. Renwick) upon termination for cause, without good reason or the executive’s non-renewal.

Death or Permanent Disability. Under the terms of the Employment Agreements, in the event of the NEO’s death or termination on account of becoming permanently disabled, the agreement will terminate and the executive will be entitled to (i) payment of accrued obligations and (ii) payment of a pro-rata portion of his or her annual bonus for the relevant year determined and paid in accordance with the Company’s regular bonus practices.

Additionally, pursuant to the terms of the applicable restricted stock unit award agreements with our NEOs (including Mr. Bemis and Mr. Renwick), a pro-rata portion of the executive’s time-based restricted stock units will vest upon termination of the executive’s service due to death or disability calculated by multiplying the number of restricted stock units scheduled to vest on the anniversary of the grant date immediately succeeding the date of termination by a fraction, the numerator of which is the number of days that have elapsed from the last anniversary of the grant date and the denominator of which is 365. For performance-based restricted stock units, a pro-rata portion of the target number of restricted stock units will vest based on actual performance, as determined in good faith by the Compensation Committee.

Termination without Cause, for Good Reason or Due to Company’s Nonrenewal. Under the terms of the Employment Agreements, if the executive is terminated by the Company without “cause,” by the executive for “good reason” or by the Company’s proper notice of nonrenewal of the Employment Agreement, the executive will be entitled to (i) payment of a pro rata portion of his or her annual bonus for the year in which such termination occurs based on the actual achievement of the applicable Performance Criteria for such year and paid in accordance with the Company's regular bonus practices; (ii) payment of a lump sum cash payment equal to the product of one times (or two times in the case of Mr. Behrman) the sum of his or her then-current base salary and target bonus payable on the first payroll date following the executive’s execution and non-revocation of a general release of claims; and (iii) continued participation in our medical, dental and hospitalization insurance coverage for himself or herself and his or her qualified dependents for a period of 18 months with the employer portion of the continued coverage paid by the Company. Neither Mr. Bemis or Mr. Renwick is entitled to a severance payment due to a termination by the Company without “cause” or by the executive for “good reason,” unless such termination is related to a Change in Control.

53 Proxy Statement LSB Industries, Inc.

Additionally, pursuant to the terms of the applicable restricted stock unit award agreements granted pursuant to the 2016 Plan with each of our NEOs, upon termination of the NEO prior to chance in control by the Company without cause, by the NEO for good reason or, with respect to our NEOs other than Mr. Bemis and Mr. Renwick, by the Company’s proper notice of nonrenewal of the NEO’s Employment Agreement, all time-based restricted stock units that are scheduled to vest during the 18 months following such termination will vest in full and all remaining restricted stock units will remain outstanding and eligible to vest for 90 days following such termination. If the Company does not undergo a change in control during such 90-day period, any restricted stock units that remain unvested at the end of 90 days will be forfeited immediately. For performance-based restricted stock units, the executive will vest in a pro-rata portion of the performance-based restricted stock units, based on the actual performance determined at the end of the performance period by the Compensation Committee in good faith.

Change in Control. Under the terms of the Employment Agreements, if the NEO’s employment is terminated by the Company without “cause” or by the executive for “good reason” (A) upon or within 24 months of the change in control or (B) either (x) within 90 days prior to the date a definitive agreement is executed which results in a change in control within 180 days after the date such definitive agreement is executed or (y) on or within 180 days following the date a definitive agreement is executed which results in a change in control within 180 days after the date such definitive agreement is executed, the executive will be entitled to:

(i)
payment of a pro rata portion of his or her annual bonus for the year in which such termination occurs based on the actual achievement of the applicable Performance Criteria for such year and paid in accordance with the Company's regular bonus practices;
(ii)
payment of a lump sum cash payment equal to the product of two times (or three times in the case of Mr. Behrman) the sum of his or her then-current base salary and target bonus, payable on the first payroll date following the executive’s execution and non-revocation of a general release of claims (the “Payment Date”), provided that, in connection with a termination described in clause (B) above, a portion of the lump sum payment (equal to one times the sum of the NEOs then-current base salary and target bonus will be paid on the later of the Payment Date and the date of the change in control; and
(iii)
continued participation in our medical, dental and hospitalization insurance coverage for himself or herself and his or her qualified dependents for a period of 18 months, with the employer portion of the continued coverage paid by the Company.

If Mr. Bemis or Mr. Renwick, as applicable, is employed by the Company at the time of a change in control and his employment is terminated without “cause” or by the executive with “good reason” within 12 months of the change in control, then Mr. Bemis or Mr. Renwick, as applicable, will be entitled to receive (A) with respect to Mr. Renwick, an amount equal to two times Mr. Renwick’s annual base salary at the rate in effect immediately prior to the date of the termination and (B) with respect to Mr. Bemis, an amount equal to one times Mr. Bemis’s annual base salary at the rate in effect immediately prior to the date of the termination, in each case provided that such executive timely executes and delivers of a release of claims in favor of the Company.

Additionally, pursuant to the terms of the applicable restricted stock unit award agreements with our NEOs (including Mr. Bemis and Mr. Renwick), upon termination resulting from a change in control, if the restricted stock unit award is not assumed or substituted in connection with a change in control, all time-based restricted stock units that will automatically vest in full. For performance-based restricted stock units, if a change in control occurs prior to the end of the performance period, the portion of the target number that is earned will be determined by the Compensation Committee immediately prior to the change in control and will equal the greater of (x) the target number of restricted stock units or (y) the portion of the target number that is earned based on the actual performance as determined by the Compensation Committee.

Table of Severance Benefits

The following table summarizes the dollar amounts of potential payments to each NEO upon a qualifying termination of employment or change in control pursuant to the terms of our equity incentive plans, the Employment Agreements, and, with respect to Mr. Bemis and Mr. Renwick, the severance and change in control agreements, as applicable, assuming that the events described in the table occurred on December 31, 2025,

LSB Industries, Inc. Proxy Statement 54

and using the closing price of the Company’s common stock on December 31, 2025, the last business day of 2025, of $8.50. The values below are our best estimates of the severance payments and benefits the NEOs would receive upon a termination of employment or a change in control as of December 31, 2025 and we believe the amounts are calculated using reasonable assumptions. All amounts are before taxes, which would reduce amounts ultimately received by our NEOs. The table is only intended to summarize various terms of the Employment Agreements, the severance and change in control agreements, and equity award documents and is qualified in its entirety by reference to the full text of the actual agreements, copies of which are on file with the SEC.

Executive Officer	Termination For Cause $	Termination Without Cause or For Good Reason $		Termination During Change in Control Period $		Change in Control Without Termination(1) $		Death $		Disability $
Mark T. Behrman
STI Plan Payments(2)	$1,073,600	$1,073,600		$1,073,600		$1,073,600		$1,073,600		$1,073,600
Cash Severance	$—	$3,360,000	(3)	$5,040,000	(4)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$3,705,450	(5)	$5,732,749	(5)	$5,732,749	(5)	$2,798,789	(7)	$2,798,789	(7)
Health Coverage(6)	$—	$27,654		$27,654		$—		$—		$—
Total	$1,073,600	$8,166,704		$11,874,003		$6,806,349		$3,872,389		$3,872,389
Cheryl A. Maguire
STI Plan Payments(2)	$414,495	$414,495		$414,495		$414,495		$414,495		$414,495
Cash Severance	$—	$792,750	(3)	$1,585,500	(4)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$682,091	(5)	$1,061,701	(5)	$1,061,701	(5)	$513,808	(7)	$513,808	(7)
Health Coverage(6)	$—	$27,654		$27,654		$—		$—		$—
Total	$414,495	$1,916,990		$3,089,350		$1,476,196		$928,303		$928,303
Michael J. Foster
STI Plan Payments(2)	$384,300	$384,300		$384,300		$384,300		$384,300		$384,300
Cash Severance	$—	$765,000	(3)	$1,530,000	(4)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$656,070	(5)	$1,011,577	(5)	$1,011,577	(5)	$496,351	(7)	$496,351	(7)
Health Coverage(6)	$—	$27,654		$27,654		$—		$—		$—
Total	$384,300	$1,833,024		$2,953,531		$1,395,877		$880,651		$880,651
Damien J. Renwick
STI Plan Payments	$362,950	$362,950		$362,950		$362,950		$362,950		$362,950
Cash Severance	$—	$—		$850,000	(8)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$555,703	(5)	$864,977	(5)	$864,977	(5)	$412,978	(7)	$412,978	(7)
Health Coverage(6)	$—	$—		$—		$—		$—		$—
Total	$362,950	$918,653		$2,077,927		$1,227,927		$775,928		$775,928
Scott D. Bemis
STI Plan Payments(2)	$262,056	$262,056		$262,056		$262,056		$262,056		$262,056
Cash Severance	$—	$—		$358,000	(9)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$195,246	(5)	$280,194	(5)	$280,194	(5)	$112,325	(7)	$112,325	(7)
Health Coverage(6)	$—	$—		$—		$—		$—		$—
Total	$262,056	$457,302		$900,250		$542,250		$374,381		$374,381
(1)
The amounts shown in this column for equity awards represent the value attributable to accelerated vesting upon a change in control under the terms of our equity incentive plans, which would be occur if a replacement award is not issued upon the change in control.
(2)
This amount represents the actual STI Plan payments made to the NEO earned in 2024. Under their employment agreements, upon a termination of employment, the NEOs are entitled to any earned but unpaid bonuses for a performance year prior to the year of termination.
(3)
This amount represents one times (two times for Mr. Behrman) the sum of base salary and target bonus.
(4)
This amount represents two times (three times for Mr. Behrman) the sum of base salary and target bonus.
(5)
This amount represents the value of the restricted stock units that would have vested if the qualifying event occurred on December 31, 2025, valued at $8.50 per share, the closing price of our stock on the NYSE on December 31, 2025.

55 Proxy Statement LSB Industries, Inc.

(6)
The amounts included for health coverage are the estimated cost to us for providing continuing health care under our existing medical, dental and vision benefits to each eligible executive for the applicable time period specified in the NEO’s Employment Agreement.
(7)
Represents the value on December 31, 2025 of the pro-rata vesting of outstanding equity awards upon the death or disability of the executive valued at $8.50 per share, the closing price of our stock on the NYSE on December 31, 2025.
(8)
This amount represents an amount equal to two times Mr. Renwick’s annual salary at the rate in effect immediately prior to the date of the termination.
(9)
This amount represents an amount equal to one times Mr. Bemis’s annual salary at the rate in effect immediately prior to the date of the termination.

CEO Pay Ratio

Our CEO to median employee pay ratio is calculated pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the income set out on form W-2 for all individuals, including our CEO, who were employed by the Company on December 31, 2025. We included all employees in the calculation (other than our CEO), whether employed on a full-time, part-time or seasonal basis, as of the end of the year. We believe the use of W-2 income for all employees is a consistently applied compensation measure.

Mr. Behrman’s 2025 total annual compensation was $5,327,795 as reflected in the Summary Compensation Table included in this Proxy Statement. Our median employee’s total annual compensation for 2025, determined in the same manner as the compensation reported for the NEOs in the Summary Compensation Table, was $109,467. As a result, the ratio of Mr. Behrman’s total compensation to that of our median employee was 49 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, as computed under SEC rules, and certain financial performance of the Company. For more information about the Company’s executive compensation program, see the “Executive Compensation - Compensation Discussion and Analysis” and “Executive Compensation Tables.” In 2021, we closed on a transaction with LSB Funding, the former holder of $310 million of LSB Series E-1 and F-1 Preferred Stock, exchanging those preferred shares for shares of our common stock (the “Exchange Transaction”). The successful completion of the Exchange Transaction had the effect of upgrading the Company’s credit rating, significantly reducing the cost of capital, and enhancing the Company’s liquidity. As a result, our share price increased from $2.61 per share at the end of 2020 to $11.05 per share at the end of 2021. The “compensation actually paid” disclosures for 2021 below include the revaluation of all unvested and vested equity awards from the end of 2020 to the end of 2021.

					Value of Initial Fixed $100 Investment Based on
Fiscal Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income (Loss) (in Thousands) ($)	Adjusted EBITDA (in Thousands) ($)
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
2025	5,327,795	5,319,349	1,288,353	1,283,719	326	115	24,613	161,546
2024	4,344,104	2,674,279	955,626	730,608	291	112	(19,353)	129,520
2023	4,474,648	957,866	1,082,744	490,983	357	111	27,923	132,664
2022	3,697,513	5,573,078	1,102,427	1,406,020	510	98	230,347	414,653
2021	3,482,297	17,249,052	1,034,033	2,716,739	424	123	43,545	191,031
(1)
The dollar amounts reported for Mr. Behrman, our Principal Executive Officer (“PEO”), under “Summary Compensation Table Total for PEO” represent the amount of total compensation reported for Mr. Behrman for each corresponding year in the “Total” column of the Summary Compensation Table as reflected on page 49.

LSB Industries, Inc. Proxy Statement 56

(2)
The dollar amounts reported for Mr. Behrman under “Compensation Actually Paid to PEO” represent the amount of “compensation actually paid” to Mr. Behrman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Behrman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Behrman's total compensation for each year to determine the compensation actually paid. The valuation assumptions used to calculate the fair values of time-based restricted stock units and performance-based restricted stock units include the stock price as of the applicable measuring date and, in the case of performance-based restricted stock units, the probable outcome of the performance conditions as of the applicable measuring date (or actual performance results approved by the Compensation Committee as of the applicable vesting date).

	Mark Behrman
	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Total Compensation as reported in Summary Compensation Table	5,327,795	4,344,104	4,474,648	3,697,513	3,482,297
Fair value of equity awards granted during fiscal year	(3,448,209)	(3,083,451)	(3,146,428)	(2,089,578)	(1,787,997)
Fair value of equity compensation granted in current year—value at end of year-end	3,030,502	2,827,812	2,049,569	2,577,248	9,194,948
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	280,561	(507,579)	(234,413)	282,992	4,999,192
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	203,704	(906,607)	(2,185,510)	1,104,903	1,360,612
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in Fair Value or included in the total compensation for the covered fiscal year	—	—	—	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	(75,004)	—	—	—	—
Compensation Actually Paid to PEO	5,319,349	2,674,279	957,866	5,573,078	17,249,052

(3)
The dollar amounts reported under “Average Summary Compensation Total for non-PEO NEOs” represent the average of the amounts reported for the Company’s non-PEO NEOs as a group (excluding any individual serving as our PEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year. The non-PEO NEOs included for purposes of calculating the average amounts in 2025 were Ms. Maguire, Mr. Foster, Mr. Bemis, and Mr. Renwick. The non-PEO NEOs included in 2024 were Ms. Maguire, Ms. Carver, Mr. Foster, Mr. John Burns (formerly an NEO, now retired), and Mr. Renwick. The non-PEO NEOs included in 2021-2023 were Ms. Maguire, Mr. Foster, Mr. Burns, and Mr. Renwick. Ms. Carver was included in 2021 as a non-PEO NEO.
(4)
The dollar amounts reported under “Average Compensation Actually Paid to non-PEO NEOs” represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the non-PEO NEOs’ total compensation for each year to determine the compensation actually paid. The equity award adjustments for each applicable year reflect the same methodology described above for Mr. Behrman.

	Non-PEO NEO Averages
	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Total Compensation as reported in Summary Compensation Table	1,288,353	955,626	1,082,744	1,102,427	1,034,033
Fair value of equity awards granted during fiscal year	(507,613)	(428,919)	(472,778)	(369,167)	(258,495)
Fair value of equity compensation granted in current year—value at end of year-end	446,122	393,358	307,966	455,321	1,307,445
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	37,742	(65,517)	(50,958)	10,402	414,281
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	29,617	(123,940)	(375,991)	207,037	219,475
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in Fair Value or included in the total compensation for the covered fiscal year	—	—	—	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	(10,502)	—	—	—	—
Compensation Actually Paid to Non-PEO NEOs	1,283,719	730,608	490,983	1,406,020	2,716,739

(5)
Represents the cumulative total shareholder return on the Company’s common stock and is based on an initial investment of $100 on December 31, 2020, the last trading day of 2020, through the last trading day for the applicable year in the table, and is calculated by taking the difference between the Company’s share price at the end and the beginning of the measurement period, and dividing by the share price at the beginning of the measurement period.

57 Proxy Statement LSB Industries, Inc.

(6)
Please see “Compensation Framework - Compensation Peer Group” for the list of companies comprising our peer group used for the Peer Group Total Shareholder Return in this table. The Peer Group Total Shareholder Return for all five years presented in this table is based on the 2025 peer group used to determine compensation as listed above under “Compensation Peer Group”. The peer group in 2024 consisted of: Advansix Inc., American Vanguard Corporation, Balchem Corporation, Compass Minerals International, Inc., CSW Industrials, Inc., CVR Partners, LP, Ecovyst, Inc., Hawkins, Inc., Ingevity Corporation, Intrepid Potash, Inc., Orion Engineered Carbons S.A., Quaker Chemical Corporation. Rex American Resources Corp., Rogers Corporation, and US Silica Holdings, Inc. The total shareholder return for our former peer group (excluding US Silica Holdings, Inc. which was delisted in 2024) would have been $123, $97, $109, $110 and $111 for 2021, 2022, 2023, 2024 and 2025, respectively. Our compensation peer group changed from fiscal year 2024 to 2025 upon recommendation of the Compensation Committee’s compensation consultants, which included recommendations to replace any delisted peer companies.
(7)
The dollar amounts reported represent the amount of net income of the Company reported in our Annual Report on Form 10-K for the applicable fiscal year.
(8)
Our Adjusted EBITDA measure is derived from net income (loss) after making adjustments to add back net interest expense, depreciation and amortization, provision for income taxes, stock-based compensation expense, certain legal fees and turnaround costs, and to subtract gains on extinguishment of debt.

As noted above, the Compensation Committee believes in a comprehensive evaluation of the NEOs’ and the Company’s performance, and uses a mix of performance measures under our annual STI Plan and our 2025 LTIP to align executive pay with Company performance.

We believe the table above generally shows the alignment between compensation actually paid to our PEO and our non-PEO NEOs and the Company’s performance, consistent with our compensation philosophy. Specifically, a large portion of our NEOs’ compensation is reliant on the Company’s financial performance and, as such, the PEO “compensation actually paid” and non-PEO NEO average “compensation actually paid” each year was aligned with our financial performance and our TSR performance.

Compensation Actually Paid vs. Cumulative Total Shareholder Return (TSR)
Compensation Actually Paid (in thousands)
Value of Initial Fixed $100 Investment
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$600
$500
$400
$300
$200
$100
$0
$17,249
$5,573
$958
$2,674
$5,319
$2,717
$1,406
$491
$731
$1,284
$424
$510
$357
$291
$326
2021
2022
2023
2024
2025
PEO CAP
Non-PEO CAP
TSR

Description of Relationship Between NEO Compensation and Total Shareholder Return.

As reflected in the table above, our Total Shareholder Return (“TSR”) increased from the beginning of fiscal year 2021 to the end of fiscal year 2022, decreased to the end of fiscal year 2024, and then increased through the end of 2025. During the same period, “compensation actually paid” to our PEO (Mr. Behrman), and average “compensation actually paid” to our non-PEO NEOs, decreased through 2023 and increased slightly through the end of 2024. The “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO NEOs (Ms. Maguire, Mr. Foster, Mr. Burns and Mr. Renwick for 2022, 2023 and 2024 and Ms. Maguire

LSB Industries, Inc. Proxy Statement 58

and Ms. Carver, Mr. Foster, Mr. Burns and Mr. Renwick for 2021) was higher in 2021 than in 2022, 2023 and 2024. This is primarily due to the impact of the significantly lower share price under the 2016 LTIP grant date in 2021 as compared with the “Fair value of equity compensation granted in current year – value at end of year-end” for 2022. 2023 and 2024. The increase in share price from the grant date to the end of the year resulted, in large part, from the Exchange Transaction the Company successfully completed in 2021. The Compensation Committee considers the Company’s stock performance as one of several factors to be considered in setting the compensation of our PEO and our non-PEO NEOs. Because a significant portion of the PEO’s and non-PEO NEOs’ compensation is stock-based, the Compensation Committee anticipates that the “compensation actually paid” to such officers will vary with changes in the price of our common stock.

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid (in thousands)
Net Income (loss) (in thousands)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
2021
2022
2023
2024
2025
$17,249
$5,573
$958
$2,674
$5,319
$2,717
$1,406
$491
$731
$1,284
$43,545
$230,347
$27,923
-$19,353
$24,613
PEO CAP
Non-PEO CAP
Net Income (loss)

Description of Relationship Between NEO Compensation and Net Income (Loss).

As reflected in the table above, Net Income for the Company increased from the beginning of fiscal year 2021 to the end of fiscal year 2022, decreased over fiscal years 2023 and 2024, and then increased again through the end of 2025. During the same period, “compensation actually paid” to our PEO (Mr. Behrman), and average “compensation actually paid” to our Non-PEO NEOs (Ms. Maguire, Mr. Foster, Mr. Burns and Mr. Renwick for 2022 and Ms. Maguire, Ms. Carver, Mr. Foster, Mr. Burns and Mr. Renwick for 2021), decreased. The “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO NEOs was higher in 2021 than in 2022 primarily due to the Exchange Transaction the Company successfully completed in 2021, which increased the Company’s share price during 2021 resulting in an increase in the fair value of awards, both granted in 2021 and in prior years. The “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO NEOs was lower in 2023 than in 2022, primarily due to the impact of our share price decline in 2023, which resulted in lower fair values of outstanding awards at year end 2023, and due to certain performance-based grants no longer being considered probable of vesting.

59 Proxy Statement LSB Industries, Inc.

Compensation Actually Paid vs. Adjusted EBITDA
Compensation Actually Paid (in thousands)
Adjusted EBIDTA (in thousands)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$17,249
$414,653
$191,031
$5,573
$132,664
$129,520
$161,546
$5,319
$2,717
$1,406
$958
$491
$2,674
$731
$1,284
2021
2022
2023
2024
2025
PEO CAP
Non-PEO CAP
Adjusted EBITDA

Description of Relationship Between NEO Compensation and Adjusted EBITDA.

As reflected in the table above, Adjusted EBITDA for the Company increased from the beginning of fiscal year 2021 to the end of fiscal year 2022, decreased to the end of 2024, and then increased through the end of 2025. During the same period, “compensation actually paid” to our PEO (Mr. Behrman), and average “compensation actually paid” to our Non-PEO NEOs (Ms. Maguire, Mr. Foster, Mr. Burns and Mr. Renwick for 2022 and 2023 and Ms. Maguire, Ms. Carver, Mr. Foster, Mr. Burns and Mr. Renwick for 2021), decreased. The “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO NEOs was higher in 2021 than in 2022 primarily due to the Exchange Transaction the Company successfully completed in 2021, which increased the Company’s share price during 2021 resulting in an increase in the fair value of awards, both granted in 2021 and in prior years. The “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO NEOs was lower in 2023 than in 2022, primarily due to the impact of our share price decline in 2023, which resulted in lower fair values of outstanding awards at year end 2023, and due to certain performance-based grants no longer being considered probable of vesting.

LSB Industries, Inc. Proxy Statement 60

Comparison of Cumulative Total Shareholder Return (TSR)
Value of Initial Fixed $100 Investment
$600
$500
$400
$300
$200
$100
$0
$424
$510
$357
$291
$326
$123
$98
$111
$112
$115
2021
2022
2023
2024
2025
LSB
Peer Group

Most Important Financial Performance Measures

Our Compensation Committee selects performance metrics for our short-term and long-term incentive plans that align NEO interests with those of our shareholders. See “Executive Compensation — Compensation Discussion and Analysis — Compensation Framework” for the definition of these metrics and further explanation of how our compensation metrics in our short-term and long-term incentive plans tie to our business strategy.

Below in an unranked order are the most important financial performance measures used for the fiscal year ended December 31, 2025.

Metric	Alignment
Adjusted EBITDA	Adjusted EBITDA is a cornerstone of our short-term (annual) incentive plan. It is the primary metric by which we measure our profitability and by which investors measure our performance.
Total Shareholder Return

Certain performance-based equity awards under our long-term incentive plan, which are measured and vest over a three year period, are based on absolute total shareholder return (awards granted in 2022) or relative total shareholder return (awards granted in 2023, 2024 and 2025).

Environmental, Health & Safety

We utilize an internal environmental, health and safety metric which incorporates the number of injuries, safety incidents and reportable environmental events as a component of our short-term incentive plan (see page 41).

Director Stock Ownership Guidelines

On April 26, 2017, the Board unanimously adopted the LSB Industries, Inc. stock ownership guidelines. The stock ownership guidelines require each non-employee director (other than Mr. Bobb and Ms. Kitamura) to own shares of our common stock having an aggregate value of at least $390,000 (two times the non-employee director retainer) by the later of (i) five years following the effective date of the guidelines (April 26, 2022) or (ii)

61 Proxy Statement LSB Industries, Inc.

the fifth anniversary of a director’s election to the Board. The value of the director’s holdings is calculated using the higher of the actual cost of a director’s holdings when purchased or the market value of the holdings.

As of December 31, 2025, each of Mr. Golsen, Mr. Packebush, Mr. White and Ms. Peninger were in compliance with the stock ownership guidelines and exceeded the minimum stock ownership level under the director stock ownership guidelines. Mr. Chandler has until November 2029 to meet the director stock ownership guidelines and Mr. Bertocco has until April 2030 to meet the director stock ownership guidelines.

Director Compensation

2025 Director Compensation Table

The following table sets forth the compensation earned by our non-employee directors who served on the Board during 2025. Mr. Ackerman is not included in the table below because he did not serve as a director in 2025. Mr. Sanders and Mr. Roedel were no longer serving as directors as of December 31, 2025.

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(2)(3)	All Other Compensation	Total
Riccardo Bertocco	$57,747	$120,002	$—	$177,749
Jonathan S. Bobb	$212,500	$—	$—	$212,500
John D. Chandler	$94,167	$120,002	$—	$214,169
Barry H. Golsen	$210,000	$—	$—	$210,000
Kanna Kitamura	$207,500	$—	$—	$207,500
Steven L. Packebush	$90,000	$120,002	$—	$210,002
Diana M. Peninger	$92,500	$120,002	$—	$212,502
Lynn F. White	$157,500	$120,002	$—	$277,502
Richard W. Roedel	$1,792	$—	$—	$1,792
Richard S. Sanders	$33,626	$—	$—	$33,626

(1)
Directors who were also employees at the time of service, such as Mr. Behrman, receive no additional compensation for their services on our Board and are not included in this table. The 2025 compensation received by Mr. Behrman is shown in the Summary Compensation Table.
(2)
Director fees for Mr. Bobb and Ms. Kitamura are paid to Eldridge Business Services LLC. Because the 2016 LTIP did not allow payment in shares to corporate entities, Mr. Bobb and Ms. Kitamura received an additional cash grant in the amount of $120,000 in lieu of the grant of restricted stock units as determined by the Compensation Committee. Due to his significant stock holdings in the Company, the Board agreed to exempt Mr. B. Golsen from receiving a portion of his director fees in the form of restricted stock units and his director fees were paid entirely in cash. Mr. Bertocco began serving as a director on April 9, 2025 and as a member of the Nominating and Corporate Governance Committee on May 15, 2025. Mr Bertocco’s fees for 2025 were prorated based on the number of days served in those capacities during the year. Mr. Chandler began his role as Audit Committee Chair on January 16, 2025 and the fees for his role in 2025 were prorated based on the number of days served in that capacity during the year.
(3)
The amounts shown in this column represent the aggregate grant date fair value of the restricted stock units granted to our directors computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures. The annual grant to our directors occurred on May 16, 2025, with a grant date fair value of $7.16 per restricted stock unit. For purposes of the director equity compensation, we did not issue any fractional restricted stock units and, as a result, the aggregate grant date fair value of each director’s annual grant of restricted stock units is slightly more than $120,000. This amount does not reflect the actual value that may be recognized by the directors. As of December 31, 2025, Mr. Packebush held 16,760 unvested restricted stock units, Ms. Peninger held 39,149 unvested restricted stock units, Mr. Chandler held 16,760 unvested restricted stock units, Mr. Bertocco held 16,670 unvested restricted stock units and Mr. White held 16,670 unvested restricted stock units.

The compensation of non-employee directors is governed by our non-employee Director Compensation and Stock Ownership Policy (as amended and restated, the “Director Policy”). The elements of non-employee director compensation are summarized below:

Compensation Element(1)	Annual Compensation
Non-employee director annual cash fee	$75,000	(2)
Equity compensation (restricted stock units)	$120,000
Audit Committee Chair cash fee	$20,000
Audit Committee member cash fee (excluding Chair)	$10,000
Compensation Committee Chair cash fee	$15,000
Compensation Committee member cash fee (excluding Chair)	$7,500
Nominating Committee Chair cash fee	$12,500
Nominating Committee member cash fee (excluding Chair)	$5,000
Lead Independent Director cash fee	$45,000
(1)
From time to time, the Board may approve additional annual cash fees for members of other committees established by the Board.

LSB Industries, Inc. Proxy Statement 62

(2)
The non-employee director annual cash fee in effect for 2025 was $75,000, or $18,750 per quarter.

Cash fees earned under the Director Policy are earned on a calendar-quarter basis and are paid in arrears not later than the 15th day following the end of each calendar quarter. Such cash fees are pro-rated to reflect the period of year during which the director was not a member of the Board. Additionally, under the Director Policy, restricted stock units are granted on the first business day following our annual meeting of stockholders each year. The number of restricted stock units is determined by dividing the target value by the closing price of our common stock on the grant date.

Certain of our directors are eligible to participate in the Nonqualified Deferred Compensation Plan for Non-Employee Directors. Under the p+

lan, participants make an election to defer settlement of some or all of the restricted stock units granted or cash compensation earned to a future date. The election must be made before the end of the preceding year that the restricted stock units are granted or cash compensation is earned. Participants choose the amounts to defer and the future settlement date(s) or event(s). Settlement dates can be fixed or contingent on a change in control or separation of service. We established an equity instrument in the form of a Deferred Stock Unit (“DSU”) which is a restricted stock unit that settles on a specified deferred payment date as opposed to on the vesting date. Restricted stock units which are elected to be deferred will be classified as DSUs on the grant date. Any cash compensation during the calendar year elected to be deferred will be accrued and accumulated until December 15 of a given year upon which the cash obligation will be exchanged for DSUs, the number of which will be determined by dividing the accrued compensation amount with the market price of LSB’s common stock on December 15. This will result in DSUs with a vesting period (for restricted stock units grants) and DSUs which are already vested at the time of the grant (for cash fees). None of the eligible participants made an election to defer such participant’s compensation during 2025.

Securities Ownership

Security Ownership of 5% Owners

The following table sets forth the beneficial ownership of our common stock as of March 23, 2026, held by beneficial owners of 5% or more of our common stock.

The amounts and percentage of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 23, 2026. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Title of Class	Amounts of Shares Beneficially Owned(1)		Percent of Class+
TLB-LSB, LLC	Common	15,306,927	(2)	21.3%
Blackrock	Common	6,249,282	(3)	8.7%

+ Because of the requirements of the SEC as to the method of determining the amount of shares an individual or entity may own beneficially, the amount shown for an individual may include shares also considered beneficially owned by others. Any shares of stock which a person does not own, but which he or she has the right to acquire within 60 days of March 23, 2026, are deemed to be outstanding for the purpose of computing the percentage of outstanding stock of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(1)
We based the information with respect to beneficial ownership on information furnished by the above-named individuals or entities or contained in filings made with the SEC or our records.
(2)
TLB-LSB, LLC, of which Todd L. Boehly is the sole member, beneficially owns 15,263,493 shares, and a limited liability company over which Todd L. Boehly may be deemed to have investment control owns 43,434 shares. The address for TLB-LSB, LLC is 600 Steamboat Road, Greenwich, Connecticut 06830.

63 Proxy Statement LSB Industries, Inc.

(3)
Blackrock, Inc. has sole voting power over 6,141,047 shares and dispositive power over 6,249,282 shares and does not have shared voting or shared dispositive power over any shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of each class of our common stock as of March 23, 2026, held by (1) directors and director nominees; (2) each NEO listed in this Proxy Statement; and (3) all current directors and executive officers as a group.

The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 23, 2026. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all stock shown as beneficially owned by them, subject to community property laws where applicable.

Unless otherwise indicated, the address of each beneficial owner in the table below is c/o LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, OK 73116.

Name of Beneficial Owner	Title of Class	Amount of Shares Beneficially Owned(1)(2)		Percent of Class+
Mark T. Behrman	Common	1,186,272		1.7%
Scott D. Bemis	Common	1,649		*
Michael J. Foster	Common	299,230		*
Cheryl A. Maguire	Common	140,968		*
Damien J. Renwick	Common	75,543		*
Riccardo Bertocco	Common	16,760		*
Jonathan S. Bobb	Common	12,611		*
John D. Chandler	Common	24,760		*
Barry H. Golsen	Common	94,216	(3)	*
Kanna Kitamura	Common	—		*
Diana M. Peninger	Common	64,813		*
Lynn F. White	Common	233,237		*
Jonathan Z. Ackerman	Common	—		*
Directors and Executive Officers as a group (14 persons)	Common	2,191,030		3%

* Less than 1%.

+ See footnote “+” to the table under “Security Ownership of Certain 5% Owners.”

(1)
We based the information, with respect to beneficial ownership, on information furnished by each director or officer, contained in filings made with the SEC, or contained in our records. Unless otherwise indicated, beneficial ownership consists of sole power to vote or direct the vote and sole power to dispose or direct the disposition of the shares listed, either individually or jointly or in common with the individual’s spouse, subject to community property laws where applicable.
(2)
The table does not include outstanding restricted stock units or performance vesting restricted stock units granted to our executive officers under our 2016 and 2025 Long Term Incentive Plans as no such awards are scheduled to vest within 60 days of March 23, 2026..
(3)
Consists of (a) 3,568 shares owned directly by Mr. B. Golsen, (b) 44,029 shares of stock owned of record by a certain revocable trust for the benefit of Mr. B. Golsen, over which Mr. B. Golsen is the settlor and trustee, and (c) 46,619 shares held in certain trusts for the benefit of children and grandchildren of Mr. B. Golsen over which Mr. B. Golsen is the trustee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and beneficial owners of more than 10% of the Company’s common stock to file with the SEC reports of holdings and changes in beneficial ownership of the Company’s stock. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us with respect to 2025, or written representations that no Form 5 was required to be filed, we believe that during 2025 all our directors and officers and beneficial owners of more than 10% of the Company’s common stock timely filed their

LSB Industries, Inc. Proxy Statement 64

required Forms 3, 4, or 5, other than: one late Form 4 filed by Mr. Golsen relating to a gift of common stock to certain family trusts.

Stockholder Proposals

If you wish to submit proposals to be included in our proxy statement for our 2027 annual meeting, proposals must be received at our principal executive offices in writing not later than December 11, 2026. If the date of the 2027 annual meeting is changed by more than 30 days from the date of the 2026 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2027 Annual Meeting. Proposals must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as set out in the Bylaws. Proposals should be addressed to our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

Other than matters properly brought under Rule 14a-8, the deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of stockholders, other than those that will be included in our proxy materials, is not later than December 11, 2026, but not before November 11, 2026; provided that if the date of the 2027 annual meeting is more than 30 days before or more than 60 days after May 21, 2027, the notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such annual meeting was made. The written notice must set forth the information specified in the Bylaws.

If you wish to present a proposal, but you fail to notify us by such deadline, you will not be entitled to present the proposal at the 2027 annual meeting.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws are eligible for election as directors. Nominations of persons for election to the Board may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board; or (ii) by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth in our Bylaws. A director nomination made by a stockholder must be delivered or mailed to and received at our principal executive offices not less than 120 days nor more than 150 days prior to the anniversary date of the Annual Meeting; provided, however, if the date of the 2027 annual meeting is more than 30 days before or more than 60 days after the anniversary date of the Annual Meeting, notice by the stockholder to be timely must be so delivered, or mailed and received not later than the 90th day prior to the 2027 annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such Annual Meeting was so made. Pursuant to our Bylaws, the deadline for submitting nominations for directors for our annual meeting in 2027 is January 21, 2027, but no nominations may be submitted before December 22, 2026.

The Bylaws also provide that a stockholder satisfying the above notice requirements may nominate an independent director for inclusion in our proxy statement, if the additional specified conditions set forth in our Bylaws, are satisfied. For our 2027 annual meeting, proxy access nominations must be received at our principal executive offices no earlier than December 22, 2026 and no later than January 21, 2027 (and, if the 2027 annual meeting is held more than 30 days before or more than 60 days after May 21, 2027, by the alternative deadline described above).

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules under Rule 14a-19, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than the close of business on March 22, 2027, which is 60 calendar days before the first anniversary of the 2026 annual meeting. Stockholders should be aware that notice of a director nomination submitted under our advance notice bylaw provisions must nonetheless be received no later than January 21, 2027. These are independent requirements, and compliance with the advance notice bylaw deadline does not substitute for timely compliance with Rule 14a-19, or vice versa.

65 Proxy Statement LSB Industries, Inc.

Available Information

We file or furnish annual, quarterly and current reports and other documents with the SEC under the Exchange Act. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0030. Also, the SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents we file with the SEC at www.sec.gov.

We also make available free of charge through our internet website (www.lsbindustries.com) our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. In addition to the reports filed or furnished with the SEC, we publicly disclose material information from time to time in press releases, at Annual Meetings of stockholders, in publicly accessible conferences and investor presentations, and through our website.

A copy of the Company’s 2025 Annual Report accompanies this Proxy Statement, which Annual Report includes the Company’s 2025 Form 10-K. Copies of exhibits to the Form 10‑K are available upon request, but a reasonable copy fee per page will be charged to the requesting stockholder.

One copy of the Notice, or, if requested, this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Company’s 2025 Annual Report, if applicable, will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householding mailing this year and you would like to have additional copies of this Proxy Statement and the Company’s 2025 Annual Report mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to the address below. You may also contact the Company in the same manner if you received multiple copies of the materials and would prefer to receive a single copy in the future.

Requests for documents relating to the Company should be directed to:

Director—Communications Department

c/o LSB Industries, Inc.

3505 NW 63rd Street, Suite 500

Oklahoma City, Oklahoma 73116

(405) 235-4546

Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation is appreciated. Stockholders who attend the Annual Meeting may vote their shares personally even though they have sent in their proxy card or voted by phone or the internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2026

The Company’s Notice, Proxy Statement for the 2025 Annual Meeting of Stockholders and Annual Report for the year ended December 31, 2025 are available online at www.proxydocs.com/LXU.

By order of the Board of Directors,

Michael J. Foster
Oklahoma City, Oklahoma	Executive Vice President,
April 10, 2026	Secretary and General Counsel

LSB Industries, Inc. Proxy Statement 66